PARNASSUS FUNDS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04044

Parnassus Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1:	Report to Shareholders

P A R N A S S U S F U N D S ®

ANNUAL REPORT DECEMBER 31, 2010

PARNASSUS FUNDS

Parnassus FundSM PARNX Parnassus Equity Income FundSM– Investor Shares PRBLX Parnassus Equity Income Fund – Institutional Shares PRILX Parnassus Mid-Cap FundSM PARMX Parnassus Small-Cap FundSM PARSX Parnassus Workplace Fund® PARWX Parnassus Fixed-Income FundSM PRFIX

PARNASSUS FUNDS	Annual Report • 2010

February 8, 2011

Dear Shareholder:

2010 was quite a year! The market started off reasonably well, then moved sharply lower into the summer before finishing strongly. All our funds participated in this year’s attractive returns, but the standout was the Parnassus Small-Cap Fund, which returned 37.37%. The Parnassus Fund and the Parnassus Mid-Cap Fund beat both the S&P 500 Index and the Lipper Multi-Cap Core Average. Both the Parnassus Workplace Fund and the Parnassus Equity Income Fund underperformed for 2010, but have excellent market-beating long-term performances. Read the enclosed fund reports for the details.

As many of you know, I personally manage three of the six Parnassus Funds. I am now 67 years old, but I am very healthy, in excellent physical condition and love my job, so I plan to keep working well into my 70’s. As time goes on, though, I’m looking for more help in managing the funds. Right now, Parnassus Investments has an excellent staff of analysts overseen by Benjamin Allen, our Director of Research. Ben and his team have done a great job and they have helped a lot in managing my three funds. They will continue to provide me with research assistance of a very high quality, but Todd Ahlsten, our Chief Investment Officer, and I are also looking to add co-managers for my three funds. There is no timetable for adding co-managers, since it’s not easy to find the right person. Over time, I will make announcements when co-managers are found.

The first announcement is that effective May 2, 2011, Ryan Wilsey will become co-manager of the Parnassus Small-Cap Fund. Ryan interned with us in 1998 while he was an undergraduate at Princeton University. After college, he went to work for Opsware (aka Loudcloud), then served as an analyst at Summit Partners, an investment firm in Palo Alto, California. After graduating from Harvard Business School in 2006, he worked as an associate at Greylock Partners, a venture capital firm, then as an analyst at Scout Capital, a hedge fund in New York. Ryan began his second internship with us in the summer of 2009, then joined the staff as a senior analyst in November of that year. Ryan has done an excellent job as a senior analyst, and will make an even bigger contribution as co-manager.

New Team Member

I’m also happy to announce that Valerie Tan has joined us and will help the firm in both accounting and compliance. Valerie is an accounting graduate of San Francisco State University, and she has previously worked for other mutual fund companies in the San Francisco Bay Area. In her spare time, she likes to swim, play tennis and listen to music.

Yours truly,

Jerome L. Dodson, President

Parnassus Investments

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Annual Report • 2010	PARNASSUS FUNDS

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PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS FUND

Ticker: PARNX

As of December 31, 2010, the net asset value per share (“NAV”) of the Parnassus Fund was $40.49, so after taking dividends into account, the total return for the quarter was 11.64%. This compares to 10.76% for the S&P 500 Index (“S&P 500”) and 10.93% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, we beat both of our benchmarks by modest amounts.

Below are a table and a graph comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. With one exception, you’ll notice that we’re ahead of both our benchmarks for all time periods. The exception is the ten-year number for the Lipper average, where the Fund trailed that index by a small amount. However, we are ahead of the S&P 500 by a substantial amount for the ten-year period.

I’m happy that we’ve been able to give our shareholders solid returns. The one I’m most proud of is the three-year number, where the Fund has a positive return of over 4% per year, while the two benchmarks are down an average of more than 2% per year.

Parnassus Fund

Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2010
Parnassus Fund	16.71	4.39	6.52	2.85	1.00	0.99
S&P 500 Index	15.08	-2.84	2.29	1.42	NA	NA
Lipper Multi-Cap Core Average	15.91	-2.35	2.42	2.91	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

The Parnassus Fund had eight winners, each contributing 32¢ or more to the NAV. Only one company sliced more than 32¢ off each Parnassus share. Homebuilder Pulte Group cost the Fund 33¢ per share for the year, as its stock sank 25% from $10.00 to $7.52 per share. Pulte surprised investors when it set aside $272 million to cover construction defects from homes built in the 2005-2006 period and also wrote down $655 million in assets related to its 2009 acquisition of Centex. Despite difficult conditions in the housing market, we’re holding onto the stock, since it’s trading at very depressed levels and should move higher if the housing market picks up in 2011.

Our biggest winner was Ciena, maker of products used in optical networks for telecommunications. Its stock soared 94% from $10.84 to $21.05, adding $1.05 to each Parnassus share. Surging demand for video and smartphone bandwidth has put pressure on telecommunications carriers to buy more equipment. Because the company bought the optical equipment assets of Nortel networks last year, sales have increased 90%, and this will enable Ciena to spread its costs over a higher volume of sales which will eventually lead to higher earnings. The company has also indicated that it has been gaining market share.

Our second biggest winner was W&T Offshore, an oil and natural gas producer. At the beginning of the year, energy prices were much lower than they are now, and we thought there was a possibility that they would move much higher later in the year. We had invested in W&T a couple of years ago, and we added substantially to our position

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Annual Report • 2010	PARNASSUS FUNDS

in early 2010. As oil prices increased during the year and the company acquired valuable assets, the stock moved from $11.70 to $17.87 for an increase of 53% and a gain of 61¢ for each fund share.

Genzyme, a biotechnology company that produces drugs for patients born with rare genetic diseases, saw its stock climb 45% from $49.01 to $71.20 by the end of the year, for a gain of 53¢ for each Parnassus Fund share. The company received a buyout offer from French pharmaceutical company, Sanofi-Aventis. We’re holding onto the shares because we think the ultimate buyout price could be even higher. Genzyme has also made significant operational improvements to its business.

Verisign manages the “.com” domain name server, enabling people to surf the internet. In May, the company sold its non-core security business to focus on growing its “.com” business, then returned the proceeds to shareholders in the form of a $3 dividend and a $1.1 billion share repurchase program. The stock climbed 35%, going from $24.24 to $32.67 for a gain of 51¢ on the NAV.

Autodesk, the leading producer of construction design software, added 41¢ to each fund share, as its stock price surged 50% from $25.41 to $38.20. The stock had been trading at depressed levels early in the year because of weak demand for its software. The shares moved higher in the second half of the year in anticipation of increased construction activity. Big customer orders came in late in the year, pushing the stock even higher.

Administaff provides personnel services and employee benefits such as health insurance to small- and medium-sized businesses including Parnassus Investments. The stock moved 25% lower during the year, because of concern about the higher cost of benefi ts and the lower number of covered employees. What investors didn’t understand was that the lower number of covered employees and the medical cost issue were temporary phenomena. The stock moved higher as the number of covered employees increased and insurance costs declined. Administaff contributed 39¢ to each Parnassus share, as its stock rose 64% from $17.85, where we bought it during the year, to $29.30.

Finisar, a provider of optical equipment used in telecommunications, rocketed up an incredible 233% from $8.92 to $29.69 for a gain of 32¢ to the NAV. Sales of its higher-speed products have been especially strong, such as the ROADM, a device that allows firms to reconfigure wavelength remotely to address bandwidth needs. Even after all the price appreciation, we’re still hanging onto the stock, because demand for bandwidth continues to grow from smartphones and other electronic devices.

Tractor-maker Deere & Co. saw a 54% increase in its stock price during the year, rising from $54.09 to $83.05 for a gain of 32¢ for each Parnassus share. The company reported stronger than expected sales of tractors and combines, as much higher prices for corn and other agricultural products meant higher income for farmers. Sales in Russia and Brazil have been especially strong, and Deere has moved to strengthen operations in those high-growth countries; for example, improving financing terms for customers.

Outlook and Strategy

This section represents my thoughts and applies to the funds I manage: the Parnassus Fund, Parnassus Small-Cap Fund, and the Parnassus Workplace Fund. The other portfolio managers will discuss their thoughts in their respective reports. Also, I’ll be writing a separate piece in the Parnassus Small-Cap Fund section.

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PARNASSUS FUNDS	Annual Report • 2010

Someone reading this report might be surprised to see that the annual return of one fund was so different than those of the other two funds, even though all three funds have the same portfolio manager. The Parnassus Fund gained 16.71% for the year, which was about 1.6 percentage points above the 15.08% return for the S&P 500, and the Parnassus Workplace Fund returned 12.96%, which was about two percentage points below the S&P 500, so they were both relatively close to that index. On the other hand, the Parnassus Small-Cap Fund had an annual return of 37.37%, far above the S&P 500.

One reason for the vast difference in returns is the nature of the companies in the portfolios. The Parnassus Fund and the Parnassus Workplace Fund both emphasize large-cap companies, while the Parnassus Small-Cap Fund, as its name implies, emphasizes smaller companies such as those that make up the Russell 2000 Index. While the S&P 500 returned 15.08%, the Russell 2000 returned 26.85%—a big difference. So, one reason for differences in fund performance is the size of the companies in the portfolio. Small-cap companies just had a great year in 2010.

In the Parnassus Small-Cap Fund section on Outlook and Strategy, I tell shareholders that the Parnassus Small-Cap Fund is unlikely to repeat such a performance in future years, because at some point, small-cap companies will stop outperforming larger-cap companies. It’s impossible to know when this will happen. My own opinion is that this will happen sometime late in 2011, but that’s just a guess. Sometimes, trends go on for years.

The message in this Outlook section is the same. At some point, larger companies will start to perform better than smaller-cap companies on a relative basis. While I’m telling shareholders in the Parnassus Small-Cap Fund to lower their expectations for the future, I’m telling shareholders in the Parnassus Fund and the Parnassus Workplace Fund that those funds might do better relative to smaller companies sometime in the future.

Right now, the valuations of the stocks in the Parnassus Small-Cap Fund are much higher than those in my other two funds. For this reason, there might be more potential upside in those funds. Of course, there are a lot of variables, so nothing is guaranteed, but that’s my observation as of early 2011.

Overall, I’m still optimistic for all three funds. We’re out of the recession now, and as I write this report in January of 2011, the economy appears to be improving. We’re again seeing job growth after losing millions of jobs during the recession. I think companies will continue to hire as orders keep growing for businesses. More jobs should also help the housing market and the homebuilding companies that are in the Parnassus Fund portfolio.

For 2011, I expect the market to be strong again. Small-cap stocks will continue to do well, but at some point late in the year, the larger-cap issues should start catching up with the small-cap stocks. Both the Parnassus Fund and the Parnassus Workplace Fund should benefit from this trend. Given this outlook, I plan to stay fully invested in good companies trading at reasonable prices.

Yours truly,

Jerome L. Dodson

Portfolio Manager

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Annual Report • 2010	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2010, the NAV of the Parnassus Equity Income Fund-Investor Shares was $26.31. After taking dividends into account, the total return for 2010 was a gain of 8.89%. This compares to an increase of 15.08% for the S&P 500 Index (“S&P 500”) and 15.03% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”). For the fourth quarter, the Fund rose 8.01% versus 10.76% for the S&P 500 and 9.26% for the Lipper average.

Parnassus Equity Income Fund

Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2010
Parnassus Equity Income Fund Investor Shares	8.89	2.60	7.17	6.87	1.00	1.00
Parnassus Equity Income Fund Institutional Shares	9.07	2.82	7.38	6.97	0.78	0.78
S&P 500 Index	15.08	-2.84	2.29	1.42	NA	NA
Lipper Equity Income Fund Average	15.03	-2.07	3.08	3.48	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 6.39%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not refl ect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2011 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

While we underperformed during 2010, our long-term record remains outstanding. Our three-, five- and ten-year trailing returns beat the S&P 500 by substantial margins for every period.

Below are a table and a graph that compare the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods.

2010 Review

The S&P 500 finished 2010 with an impressive 15% return, but it was a bumpy ride to get there. The index shot up nearly 10% by late April, before plunging more than 15% to its early July low. The market swooned because the U.S. economy showed signs of decelerating growth and, at the same time, concerns grew about a European Union sovereign debt crisis. But at the end of August, the market started shooting up again. The reasons for this rally include Fed Chairman Ben Bernanke’s second round of quantitative easing, improved economic data and corporate earnings, and an agreement between President Obama and Congress to extend the Bush-era tax cuts.

Unfortunately, the Fund’s returns fell short of the index for 2010. Our goal is to outperform the S&P 500 over the long haul. During the past decade, we’ve done this by limiting losses in bear markets and gaining almost as much as the index during bull markets. This formula has enabled the Fund to post a positive return from the S&P 500’s October 2007 peak, despite the fact that the index is still nearly 20% below its all-time high. Nevertheless, I’m disappointed with the Fund’s underperformance for 2010.

The biggest negative impact on our performance came from our technology investments, which hurt us by 2.2% versus the index. Despite sturdy competitive moats and growing sales, our large investments in Microsoft, Cisco and Hewlett-

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PARNASSUS FUNDS	Annual Report • 2010

Packard didn’t participate in the stock market rally of 2010. In contrast, investors flocked to higher growth technology businesses not in the portfolio, such as Apple, Amazon.com and Salesforce.com.

I’m confident that our technology investments will generate strong returns for our shareholders over time, because of the companies’ positive business prospects. Just as important, these securities offer relatively limited downside, because their franchises are stable and the stocks are currently trading at just 8-to-12 times next year’s earnings.

The second biggest drag on our performance was our energy and utility investments, which cost us 1.5% versus the S&P 500. During 2010, the Fund was overweight in natural gas producers, which underperformed oil-producing companies, due to depressed natural gas prices. While there is currently an oversupply of natural gas due to new discoveries and weak industrial demand, I like the long-term prospects for the fuel. Gas burns cleaner than coal and the U.S. has an abundant supply, which means we don’t have to rely on imports as we do for crude oil. Since several natural gas producers are currently shifting their focus to oil production, the gas market should return to equilibrium soon, boosting the price of that commodity and our gas-related stocks.

Finally, while our cash position averaged only 5.3% during the year, it reduced our return against the S&P 500 by 1.5%. Our cash position is a byproduct of our stock-specific buying and selling decisions, and it typically varies over the course of a year. Unfortunately, during 2010 our cash position happened to be relatively high during periods when the stock market rallied sharply.

While our return for 2010 was disappointing, our process is based on a three-year investment horizon. Over the last twelve months, almost all of our portfolio companies increased their intrinsic values, but some were not rewarded with proportionately higher share prices. As a result, I expect the Fund to perform well in 2011, as the market prices for our investments approach their intrinsic values.

Company Analysis

The Fund had only one stock that meaningfully reduced the NAV in 2010. Gilead Sciences, a leading pharmaceutical company focused on HIV drug therapies, fell 16% from our initial average cost of $39.41 per share to $33.22, the price where we sold a portion of our position. This decline cost the Fund 13¢ per share.

Gilead’s stock took a turn for the worse in April, when management announced that health care reform would reduce the company’s revenue by $200 million in 2010. This news caused the stock to drop from $48 per share in February to $40 in April, at which price I thought Gilead was undervalued. Unfortunately, the company faced additional headwinds during the summer, when several European countries cut prices for Gilead’s HIV drugs due to state budget pressures. In addition, investors became more concerned about looming competition, even though Gilead was promising new molecules for HIV treatment in clinical studies.

My mistake with regard to Gilead was buying the stock too quickly after it dropped on the April news. As part of our due diligence process, members of my team and I met with Chief Operating Officer John Milligan at Gilead’s corporate headquarters. I left the meeting impressed with management’s strategy to defend and grow its extremely valuable HIV franchise. Unfortunately, I didn’t anticipate the above-mentioned short-term challenges that drove the stock down after our purchase.

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Annual Report • 2010	PARNASSUS FUNDS

Four stocks added 17¢ or more to the Fund’s NAV during 2010. Cooper Industries, a maker of electrical products such as lighting, wiring devices, transformers and fuses, was the co-champion along with Nike for our stock-of-the-year in 2010. Both companies benefitted from strong company-specific drivers. Cooper rose 37% to $58.29 per share from $42.64 and increased the Fund’s NAV by 21¢. The company’s energy-efficient lighting and electrical products had strong sales as the economy recovered in 2010. In addition, CEO Kirk Hachigan successfully grew international sales and formed a joint venture with Danaher to enhance the profitability of Cooper’s tools business.

Parnassus Senior Analyst Matt Gershuny, who has done an outstanding job managing our Cooper investment, thinks the company’s long-term business prospects are fantastic. Cooper’s products play an important role in modernizing our electrical infrastructure and improving energy efficiency.

Nike, the athletic footwear and apparel giant, jumped 29% to $85.42 per share from $66.07, increasing the NAV by 21¢. Parnassus Director of Research Ben Allen recommended this stock to me, because he considers Nike to be one of the few consumer-discretionary businesses with a defensible competitive moat. The company’s scale, innovation, marketing and prime shelf space allow it to dominate the global athletic footwear and apparel market. This attractive competitive position allows Nike to profit from the global growth of sports, as evidenced by the company’s most recently reported annual sales growth of 11%. Even more impressive were Nike’s Chinese and emerging markets businesses, which grew 18% and 15%, respectively, last quarter.

Gen-Probe, a San Diego-based company that makes molecular diagnostic products used to diagnose diseases and screen blood, rose 36% in 2010 from $42.90 to $58.35 and boosted our NAV by 19¢. Matt Gershuny and I researched Gen-Probe, and decided to buy the stock in the summer of 2009 after short-term issues pushed the shares down. The stock moved higher in 2010, because investors started attributing value to certain positive developments at the company, including new tests for Human Papilloma virus and prostate cancer, and the introduction of Panther, a blood diagnostic machine aimed at small laboratory customers.

The Fund’s largest investment, Waste Management, increased 9% to $36.87 from $33.81 and boosted the NAV by 17¢. The company’s collection and disposal businesses are recovering from the recession, and the prices Waste Management charges for its environmental services are growing above inflation. This pricing power, combined with cost control and stable volumes, should bode well for the company in 2011. Waste Management is a stable, recurring revenue company that produces an attractive 3.5% dividend yield, and owns valuable assets that represent a repository of value. The company also has exciting growth opportunities in its waste-to-energy and recycling businesses.

Outlook and Strategy

While the long-term impacts of quantitative easing and record deficit spending are unknown, in the short-term these policies seem to have helped the economy in late 2010. The Institute for Supply Management’s index for the services sector reached 57 for December, indicating that this important sector of the economy is growing again. In addition, holiday retail sales strengthened in 2010, demonstrating that consumers are confident enough to increase their spending compared to last year. These positive economic factors should provide a boost to corporate earnings for at least the first half of 2011.

As for short-term risk, we’re keeping a close eye on the European sovereign debt market, rising oil and food prices and a potential jump in historically low U.S. interest rates. Each of these factors could create problems for the stock market in 2011. More importantly, any number of unforeseen issues could trip up the still fragile economy and stock market. Because of this, we routinely stress test each of our investments, to understand how their businesses would withstand negative events.

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PARNASSUS FUNDS	Annual Report • 2010

Even after last year’s gains, high-quality large-cap stocks still look attractive, especially in contrast to more speculative issues. As a result, the Fund is well-positioned for 2011, because of our focus on secular growth, competitive moats and top-notch management. As discussed earlier, technology titans such as Microsoft, Cisco Systems and Hewlett-Packard all trade at P/E multiples significantly below the market average, despite having good business prospects. In addition, we own energy and utility companies whose stock prices lagged the market average in 2010, but nevertheless increased their intrinsic values.

Since our last report, we’ve increased our holdings in well-managed financial service companies, such as Bank of New York, JPMorgan Chase and Royal Bank of Canada. We think these companies are undervalued and well positioned to increase earnings, due to their strong capital structures and wide moat businesses.

As the global economy and financial markets become more complex, our investment process remains clear and consistent. Our strategy is to own undervalued companies with increasingly relevant products or services and long-term competitive advantages. We are confident that our time-tested process will generate attractive returns for shareholders.

Thank you for your trust and investment in the Parnassus Equity Income Fund.

Highest regards,

Todd C. Ahlsten

Portfolio Manager

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Annual Report • 2010	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of December 31, 2010, the NAV of the Parnassus Mid-Cap Fund was $18.25, so after taking dividends into account, the total return for 2010 was a gain of 18.70%. This compares to a gain of 25.48% for the Russell Midcap Index (the “Russell”) and a gain of 15.91% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). While we trailed the Russell for the year, we are pleased with the Fund’s performance relative to its peers.

For the fourth quarter, the Fund was up 10.93%, compared to a gain of 13.07% for the Russell and 10.93% for the Lipper average. While the Fund’s double-digit return matched the Lipper average’s performance during the quarter, it wasn’t enough to keep up with the surging Russell.

Our strategy of buying high-quality businesses at attractive prices has enabled the Fund to beat both the Russell and the Lipper average over the long-term. Our three-year annualized gain is 4.53%, considerably better than the 1.05% gain for the Russell and the 2.35% loss for the Lipper average. The Fund’s five-year annualized return also compares favorably to our benchmarks.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

Parnassus Mid-Cap Fund

Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2010

Parnassus Mid-Cap Fund	18.70	4.53	6.13	5.98	1.73	1.20
Russell Midcap Index	25.48	1.05	4.66	6.97	NA	NA
Lipper Multi-Cap Core Average	15.91	-2.35	2.42	4.34	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www. parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

2010 Review

Following a volatile year, the market wound up with an excellent overall return for 2010. After a quick 15% jump through April, the Russell was down for the year by the end of August, due to concerns over economic growth and European sovereign debt. Sentiment changed by year-end, in light of robust corporate earnings and the Fed’s second round of quantitative easing. As a result, the Russell finished the year up over 25%. Astonishingly, the Russell is up 126% from its March 2009 trough, and is only 10% below its all-time high, which it reached in July 2007.

For 2010, we beat our Lipper peers by almost three percentage points, but came up short against the Russell. The index’s rally has its roots in the sharp market drop of 2008 and early 2009. We attribute our relative underperformance since then to the fact that the Russell generated a larger loss in 2008 than the Fund, and therefore had more to gain in the recovery. While we’re disappointed that we didn’t perform better against the Russell over the last year, we’re confident that our investment strategy will provide long-term outperformance.

We underperformed our index this year because we invested in larger and higher-quality stocks, as compared to the Russell. This strategy served us well in 2008, because it helped limit losses in the dramatic bear market, but it has held us

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PARNASSUS FUNDS	Annual Report • 2010

back since then. Another interesting attribute of the 2010 rally in mid-cap stocks is that stocks with relatively high price-to-earnings (P/E) ratios handily outperformed low P/E stocks. Since we prefer to own inexpensively priced issues, this factor hurt us in 2010.

Company Analysis

Six stocks added at least 15¢ to the Fund’s NAV in 2010, and only one significantly reduced the Fund’s value. Valeant Pharmaceuticals, a developer of neurology, dermatology and generic drugs, was the Fund’s biggest positive contributor. The stock jumped 37% from our average cost of $20.58 to $28.29, adding 36¢ to the Fund’s NAV. Following the company’s merger with Biovail, a Canadian specialty pharmaceutical company, management provided better than expected revenue and earnings growth projections, driving the stock higher.

Cooper Industries, an electrical products manufacturer, added 24¢ to the Fund’s NAV, as its stock rose 37% from $42.64 to $58.29. Demand for the company’s product suite, which includes energy efficient-lighting and other electrical products, was strong as the economy recovered. Management also created value by combining its tools business with Danaher’s in a joint venture.

Gen-Probe, a molecular diagnostics company, rose 36% during the year from $42.90 to $58.35, boosting the Fund’s NAV by 19¢. The stock moved higher when investors realized the great potential in the company’s pipeline, which includes tests for detecting Human Papilloma virus and prostate cancer, as well as Panther, a diagnostic machine for small laboratories.

SEI, an asset manager and investment technology solutions provider, rose 36% from $17.52 to $23.79, to add 16¢ to the Fund’s NAV. Most of the company’s revenue is based on fees earned from assets under management and administration, so the stock went up during the year along with rising equity and debt markets. The company also benefited from aggressive cost reductions and an investment in a new technology platform.

Deere, the farm equipment manufacturer, rose 36% from $54.09 to $73.66 where we sold the stock, contributing 16¢ to the Fund’s NAV. Positive farming trends in the U.S., Brazil and Russia drove demand for the company’s products. Despite the good news, we sold the position, as the company is now too large to be considered a mid-cap stock.

McCormick, the spice company, added 16¢ to the NAV, as its stock rose 29% during the year from $36.13 to $46.53. McCormick had successful new product introductions last year and is benefiting from a trend to more at-home eating. The stock also got a boost when Wal-Mart decided to continue carrying its brands.

The Fund’s biggest disappointment was Noble Corporation, an offshore oil and gas services company. The stock dropped 12% during the year from $40.70 to $35.77, slicing 12¢ from the NAV, after the U.S. imposed a ban on offshore drilling in the Gulf of Mexico, where Noble has significant operations. The stock stayed low, because many of the company’s rigs are not back to work due to the slow permitting process for Gulf drilling. Despite the near-term weakness, we’re holding onto the stock because we believe the company has bright prospects with its deep backlog of projects and strong safety and environmental records.

Outlook and Strategy

There’s little question that fiscal and monetary stimulus measures provided a strong boost to the economy in 2010. Record deficit spending, tax-cut extensions, low interest rates and quantitative easing, combined with sub-

14

Annual Report • 2010	PARNASSUS FUNDS

par 2009 results, allowed many corporations to post amazing improvements in earnings in 2010. As a result, the stock market averages moved significantly higher for the second year in a row.

While concerns remain about the recovery’s trajectory, we think that fundamental improvements will continue, and we’ll avoid a double-dip recession. At the same time, we don’t expect the recovery to be consistently robust. The economic data posted in the third quarter were lackluster and unemployment remains high.

We’ve positioned the portfolio to perform well regardless of the economic environment. Throughout the year, we added to our financial issues, buying high-quality banks, which should perform well as foreclosures abate and financial markets improve. We also reduced our technology exposure because of high valuations from that fast rising segment of the stock market. We remain overweighted in the industrial and health care sectors, owning businesses that are well-positioned to capture increasing share in attractively growing end-markets. We remain underweighted in the consumer discretionary sector, where very few companies meet our valuation and competitive moat criteria.

We believe larger, less expensive stocks will perform well in 2011. This is based on a reversion to the mean following the Russell’s tremendous 2009 and 2010 performance, which was led by smaller, expensively-priced companies.

Our core strategy for long-term outperformance remains the same: participate as much as possible in rising markets, while protecting shareholder’s capital in declining markets. We aim to achieve this by investing in attractively-valued businesses with secular growth opportunities, competitive advantages and high-quality management teams.

Thank you for your investment.

Yours truly,

Benjamin E. Allen	Matthew D. Gershuny	Lori A. Keith
Portfolio Manager	Portfolio Manager	Portfolio Manager

15

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of December 31, 2010, the NAV of the Parnassus Small-Cap Fund was $23.95, so after taking dividends into account, the total return for the fourth quarter was 17.05%. This compares to a return of 16.25% for the Russell 2000 Index (“Russell 2000”) of smaller companies and 15.59% for the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”), so we beat both benchmarks for the quarter. Below are a table and a graph, comparing the performance of the Parnassus Small-Cap Fund with that of the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and for the period since inception. As you can see from the table, the Fund beat all its benchmarks for all time periods by substantial amounts.

Parnassus Small-Cap Fund

Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2010
Parnassus Small-Cap Fund	37.37	13.61	10.85	10.94	1.47	1.20
Russell 2000 Index	26.85	2.22	4.47	6.88	NA	NA
Lipper Small-Cap Core Average	25.23	2.04	4.08	6.50	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

Although I’m happy that the Fund has been able to provide shareholders with such attractive returns over the past five years, I’m a little concerned that expectations for the future may be too high. Last year, we earned over 37% and beat the Russell 2000 by more than ten percentage points. Over the past three years, we have on average beat the Russell by over 11 percentage points per year. It’s unlikely that we will be able to continue doing this in the future.

For one thing, the Fund has grown substantially over the past year. At the end of 2009, the Fund had about $115 million in assets, but in January of 2011, we were approaching $500 million in assets, or almost five times as much as a year ago. As the Fund grows, it will be harder to make those kinds of returns.

Also, as our stocks and the market climb higher, it will be more difficult to achieve the kind of performance we’ve had over the past few years. For those of you expecting a repeat performance, you’re probably in the wrong fund. Remember that past performance is no guarantee of future returns.

Nevertheless, I’m still keeping a lot of my money in the Parnassus Small-Cap Fund, and I’ve been adding to my stake all along. I have yet to redeem any of my shares. The goal is still to beat the Russell 2000 over the long term. While I can’t promise a given outcome, I can promise to work hard and continue to apply the principles of the Parnassus Small-Cap Fund in a disciplined manner.

Since we have so many new shareholders, I think it makes sense to repeat those principles again in this report. First, we try to find companies that have unique characteristics, or a “moat” that defends a company’s castle from invasion by competitors. Of course, all companies face competition, but some are better equipped than others to handle that competition and we try to invest in those firms. We try to find companies that provide a product or service that meets an important need and has the potential to grow faster than the economy.

Second, we try to determine a company’s intrinsic value, and if the market price is far below the value of the company, it is a candidate for investment. Valuation is very important, as it gives us a margin of safety and provides some downside protection in falling markets.

16

Annual Report • 2010	PARNASSUS FUNDS

Third, size and financial strength are important. At the time we buy them, almost all of our companies have market valuations below $3 billion, so we’re investing in smaller companies. However, we try to invest in companies that are in the higher end of that range and in firms that have strong balance sheets. We think size and financial strength give us an investing edge.

A fourth element is environmental, social and governance issues (ESG). Investing in companies with good ESG characteristics protects us from many negative forces such as labor problems, fines and lawsuits over environmental issues and faulty accounting. Companies that treat their employees well will have greater internal harmony and their workers are likely to be more productive.

Company Analysis

Seven companies in the portfolio each accounted for an increase of 37¢ or more for each fund share during the year. No stocks in the portfolio accounted for a loss of that much, so there were no significant losers. (The stock that lost the most only accounted for a loss of 14¢ on the NAV.) The seven winners accounted for most of the Fund’s gain during the year, and those stocks reflected three separate portfolio strategies. The first strategy was to invest in telecommunications equipment providers, anticipating that telecom service providers would have to increase their investments to upgrade their networks. Many Parnassus Funds shareholders may have noticed that they have experienced “dead spaces” and dropped calls while using their cell phones. The networks have been unable to keep up with the growing demand. My view was that service providers would have to buy more equipment to maintain service, so the equipment makers would benefit. Network investments did increase during the year, although not as much as I expected. Those equities went up anyhow, as investors bought the stocks, anticipating much higher investments in late 2011 and 2012. The stock market is a discounting mechanism, so securities trade more on future projections than on past results.

The stock that helped us the most was Finisar Corporation, a provider of optical equipment used in telecommunications. It rocketed up an incredible 233% from $8.92 to $29.69 for a gain of 75¢ for each fund share. Sales of its higher-speed products, such as ROADM, have been especially strong. ROADM is a device allowing firms to reconfigure wavelength remotely to address bandwidth needs. Even after all the price appreciation, we’re still hanging onto the stock because demand for bandwidth continues to grow from smartphones and other electronic devices.

Ciena Corporation also makes products for optical networks used in telecommunications, and its stock soared 94% from $10.84 to $21.05 while adding 56¢ to the NAV. Surging demand for video and smartphone bandwidth has put pressure on telecommunications carriers to buy more equipment. Because the company bought the optical equipment assets of Nortel Networks last year, sales have increased 90%, and this will enable Ciena to spread its costs over a higher volume of sales, which will eventually lead to higher earnings. The company has also indicated that it has been gaining market share.

The third telecom company that helped the Fund was Ceragon Networks, a provider of microwave equipment for wireless backhaul, which connects cellular telephone towers to the main communications network. The stock collapsed during the spring, sinking from $12 to $7, because the Indian government implemented security measures that temporarily prevented vendors from selling into this huge market. We took advantage of this opportunity by purchasing shares at the end of April at an average cost of $9.64. The government has now opened up the market again, the

17

PARNASSUS FUNDS	Annual Report • 2010

company’s orders from India have bounced back and the stock ended the year at $13.18, an increase of 37% over our cost. Ceragon contributed 39¢ to the NAV.

The second strategy that paid off for us during the year was investing in companies that were selling at low prices because they were misunderstood by the investing public. Once new information emerged about these stocks, the prices went higher. The three companies in this category are Arbitron, Cyberonics and Administaff.

Arbitron is the industry standard radio ratings agency used in every top 50 U.S. market to determine listener audience, and hence, advertising rates. The misperceptions that radio is a declining medium, that competition would hurt the company and there was little innovation coming that would drive sales. As it turned out, people still listen to the radio and there was no major competitive threat. The latter became evident when Clear Channel Radio, Arbitron’s largest customer, signed a six-year contract extension, which alleviated customer concerns. As far as innovation goes, Arbitron came out with a Portable People Meter that gives exact measurements of what station someone listens to, as opposed to the traditional diary method, where survey participants write down which station they listened to. The company has been able to charge more for this innovation because the data are more exact and reliable. Arbitron contributed 54¢ to each fund share, as its stock climbed from $27.02 where we bought it during the year to $41.52 by year’s end for an increase of 54%.

Cyberonics makes implantable medical devices, and when we bought the stock during the year, it was unclear how successful its products would be, since some earlier products had not done well. As it turned out, its product for vagus nerve stimulation worked well to control epilepsy in patients for whom medicine was not effective. The product has been very effective, and new patient growth has been strong, especially in Japan, which is a large potential market. We bought the stock at $19.34 a share during the year, and it ended the year at $31.02 for an increase of 60% and a contribution of 43¢ to the NAV.

Administaff provides personnel services and employee benefits such as health insurance to small- and medium-sized businesses including Parnassus Investments. The stock moved 25% lower during the year, because of concern about the higher cost of benefits and the lower number of covered employees. What investors didn’t understand was that the lower number of covered employees and the medical cost issue were temporary phenomena. The stock moved higher as the number of covered employees increased and insurance costs declined. Administaff added 37¢ to each fund share, as its stock rose 24% from $23.59 to $29.30.

The third and final strategy that paid off for us during the year was a hedge against any possible increase in energy prices. At the beginning of the year, energy prices were much lower, and we thought there was a possibility that they would move higher in 2010. We had invested in oil- and natural gas-producer W&T Offshore a couple of years ago, and we added substantially to our position in early 2010 since the stock was trading at very depressed levels. As oil prices increased during the year, and the company acquired some valuable assets, the stock moved from $11.70 to $17.87 for an increase of 53% and a contribution of 62¢ to the NAV.

18

Annual Report • 2010	PARNASSUS FUNDS

Outlook and Strategy

Beginning in early 2008, we had a lot of undervalued, small-cap stocks to choose from. Even six months ago, I had no trouble finding good companies selling at bargain prices. With the run-up in small-cap stocks this year, that situation has changed dramatically. Of course, most stocks have run up in 2010, but small-cap stocks have appreciated much more than large-cap ones. For example, the Russell 2000 index of smaller companies gained 26.85% during year, while the S&P 500 Index of large companies gained only 15.08%. In fact, an article in the Wall Street Journal pointed out that prices of small-cap stocks were relatively at their highest level in recent memory compared to large-cap valuations. At some point, this trend will reverse itself, and large-cap stocks will start to do better than small-cap stocks. It’s impossible to know when this will happen, and sometimes these trends go on for years. My guess, though, is that sometime late this year, large-cap issues will start to have better returns than small-cap stocks.

Since at some point small-cap issues will underperform large-cap stocks, and since I’m finding it difficult to find undervalued small-cap companies, some shareholders might consider taking their money out of the Fund. Personally, I’m keeping all my shares in my personal account and even adding to my stake in the Fund. Here’s why. First, stock market trends have a history of going on much longer than anyone thinks, and small-cap stocks usually do very well for several years after the economy comes out of a recession. Second, even though many small-cap stocks may be overvalued, I carefully watch the stocks in our portfolio with an eye toward avoiding overvalued issues and investing in companies only when they’re below our estimate of intrinsic value. Third, I think our strategy of investing in undervalued stocks with unique characteristics is a sound one and should do relatively well in all market environments. Fourth, the economy looks as if it’s starting to have solid, sustained growth again, and in this environment, the stock market should move higher, so even if small-cap stocks don’t do as well as large-cap stocks, we should still do pretty well. We probably won’t have the sizzling performance we’ve had the last three years, but chances are that we’ll do reasonably well.

Yours truly,

Jerome L. Dodson

Portfolio Manager

19

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of December 31, 2010, the NAV of the Parnassus Workplace Fund was $20.81, so after taking dividends into account, the total return for the quarter was 10.40%. This compares to 10.76% for the S&P 500 and 10.41% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). (Note: As of the last quarter, Lipper has changed the category of the Parnassus Workplace Fund from multi-cap core to large-cap core, because according to Lipper’s guidelines, the Parnassus Workplace Fund had primarily large-cap companies in its portfolio.) For the quarter, the Fund was slightly behind both benchmarks.

Below are a table and a graph that compare the Parnassus Workplace Fund with the S&P 500 and the Lipper average for the one-, three- and fi ve-year periods as well as the period since inception on April 29, 2005. While we’re behind the S&P 500 and the Lipper average for the one-year period, we’re far ahead of our benchmarks for all other time periods. The most striking comparison is for the three-year period, when the benchmarks showed negative returns, but the Parnassus Workplace Fund had a positive average return of over 8% per year.

Company Analysis

The Parnassus Workplace Fund had six stocks that each contributed 18¢ or more to the NAV and only one that cut that much off the value of the fund shares. That one was Gilead Sciences, whose stock fell 16% from $39.02 where we originally bought it to $32.68 where we sold it during the year. The Fund bought the stock because Gilead makes the world’s most prescribed AIDS drug, but we became concerned when early–stage clinical studies from competitors presented a threat to the company’s franchise. We also noticed that fiscal pressures in Europe caused governments to lower the prices they were willing to pay for Gilead’s drugs.

Parnassus Workplace Fund

Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2010
Parnassus Workplace Fund	12.96	8.66	9.25	8.79	1.36	1.20
S&P 500 Index	15.08	-2.84	2.29	3.63	NA	NA
Lipper Large-Cap Core Average	12.94	-3.23	1.93	3.49	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

The stock that helped the Parnassus Workplace Fund the most was Genzyme, a biotechnology company that produces drugs for patients born with rare genetic diseases. Its stock soared 45% from $49.01 to $71.20 for a gain of 37¢ per fund share. The company received a buyout offer from French pharmaceutical company Sanofi -Aventis. We’re holding our shares because we think the ultimate buyout price could be even higher. Genzyme has also made significant operational improvements to its business, which have increased its value.

Tractor-maker Deere & Co. saw a 54% increase in its stock price during the year, rising from $54.09 to $83.05 for a gain of 30¢ for each fund share. The company reported stronger than expected sales of tractors and combines, as much higher prices for corn and other agricultural products mean higher income for farmers. Sales in Russia and Brazil have been especially strong, and Deere has moved to strengthen operations in those high-growth countries including improving financing terms for customers.

Qualcomm, a provider of software and semiconductors used in cellular telephone handsets, had a rollercoaster year. The stock fell 35% in the fi rst half of the year, as investors feared that price declines for cell phones would continue and have a heavy impact on the

20

Annual Report • 2010	PARNASSUS FUNDS

company. After this drop, we added to our position, making Qualcomm the largest position in the portfolio. The stock made a full recovery in the second half and added 23¢ to the NAV, as the shares went from $46.26 at the beginning of the year to $49.49 at the end. Our average cost, though, is only $39.79 because we bought on dips.

SEI is an asset-manager and also provides services and support to other asset-managers. The stock rose 36% during the year from $17.52 to $23.79 for a gain of 20¢ on the NAV. Most of the company’s revenue comes from fees earned from assets under management and administration, so the stock went up during the year along with the equity markets.

The stock of eBay climbed 18% during the year from $23.54 to $27.83, adding 20¢ to the NAV. While eBay’s core Marketplace business struggled in early 2010, the company made significant improvements to its auction website, evidenced by improving internet traffic and more listings. The company’s PayPal business posted impressive financial results because of market share gains and strong trends in e-commerce.

Autodesk, the leading producer of construction design software, added 18¢ to each fund share, as its stock price surged 50% from $25.41 to $38.20. The stock had been trading at depressed levels early in the year because of weak demand for its software. The shares moved higher in the second half of the year in anticipation of increased construction activity. Big customer orders came in late in the year, pushing the stock even higher.

Yours truly,

Jerome L. Dodson

Portfolio Manager

21

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of December 31, 2010, the NAV of the Parnassus Fixed-Income Fund was $16.90, producing a total return for the year of 6.61% (including dividends). This compares to a gain of 6.59% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital Index”) and a gain of 7.51% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”). For the fourth quarter, the Fund was down 2.06% compared to a loss of 2.17% for the Barclays Capital Index and a loss of 1.09% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Capital Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day subsidized SEC yield for the Fund for December 2010 was 1.25%. We’re pleased to report that our long-term returns are better than the Lipper average and the Barclays Capital Index for the three-, five- and ten-year periods as of the end of the year.

2010 Review

Through the beginning of November, the U.S. Treasury market enjoyed an impressive rally. Investors sought safety in U.S. Treasuries amid weaker than expected economic data, European sovereign debt concerns, a slowdown in the Chinese economy and the anticipation of another round of government bond purchases by the Federal Reserve.

The middle of the yield curve, 5-year to 7-year maturities, benefited the most from this flight to safety. The yield on the 5-year bond reached a low of 1.01% in early November compared to 2.68% at the end of 2009. Meanwhile, the 7-year bond yield troughed at 1.69% in early November after ending 2009 at 3.38%.

Parnassus Fixed-Income Fund

Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2010
Parnassus Fixed-Income Fund	6.61	5.67	6.05	6.32	0.88	0.76
Barclays Capital U.S. Government/Credit Bond Index	6.59	5.60	5.56	5.83	NA	NA
Lipper A-Rated Bond Fund Average	7.51	5.19	4.78	5.24	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.75% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

The holiday season ended up being not very festive for bond investors. The final months of 2010 saw a speculative burst following the Federal Reserve’s announcement of another round of quantitative easing to support the economic recovery. This jolt of optimism pushed investors back into the stock market. As a result, the Treasury market experienced an abrupt reversal, with a dramatic rise in yields. The middle of the yield curve saw the largest increases, because it had reached very low levels compared to other maturities. For example, between November and December, the 5-year bond yield doubled from its low of 1.01% to end the year at 2.00%.

The Fund’s performance during the fourth quarter was therefore disappointing, with a loss of 2.06%. The loss resulted primarily from the Fund’s sensitivity to the middle of the yield curve, as bond prices move inversely to interest rates. The Fund was down 11 basis points (a “basis point” is 1/100th of a percentage point) less than the Barclays Capital Index, because we had less exposure to the underperforming Treasury market.

However, we underperformed the Lipper average by 97 basis points, because we owned more Treasury bonds than most of our peers. This underperformance is especially frustrating, because it more than erased the lead over the Lipper average that the Fund had accumulated through the end of the third quarter.

Despite this fourth quarter setback, the Fund

22

Annual Report • 2010	PARNASSUS FUNDS

returned 6.61% for the year. This is roughly in line with the Barclays Capital Index, but behind the Lipper average by 90 basis points. For the year, all asset classes in the portfolio contributed positively to the NAV. Our corporate bonds were the biggest winners, adding 46¢ to the NAV. U.S. government bonds, which include U.S. Treasuries and U.S. agencies, increased the NAV by 45¢ and our convertible bonds added 22¢.

Outlook and Strategy

Having a skeptical view on the sustainability and strength of the economic recovery played out well last year. Contrary to most forecasts, interest rates moved lower across the yield curve and pushed bond prices higher during most of 2010. However, with the dramatic increase in yields in the past few months, the challenge is whether this rise will persist in 2011.

While many factors influence interest rates, it’s safe to assume that the improved U.S. economic outlook played an important role in the recent increase. Indeed, starting in December, several coincident and leading economic indicators have improved notably. Hence, the direction for interest rates is likely tied to the path of economic improvements. How much more progress is there then?

The answer is not straightforward. The arguments for and against further economic improvements seem to be equally convincing. On the one hand, recent economic indicators, such as jobless claims and retail sales, are encouraging. Also, the economy should get a temporary boost from new fiscal measures, such as the extensions of the Bush-era tax cuts and unemployment benefits, as well as a reduction in payroll tax. Moreover, U.S. companies are flush with cash, with a ratio of cash to total assets of about 7.4%, the highest since 1960. In turn, this should bode well for mergers and acquisitions, dividend payouts, and stock buybacks.

Parnassus Fixed-Income Fund as of December 31, 2010
(percentage of long-term portfolio)

Portfolio Composition

U.S. Government Treasury Bonds	63%
Corporate Bonds	32%
Convertible Bonds	5%

100%

Portfolio characteristics and holdings are subject to change periodically.

On the other hand, the housing market, which has historically led U.S. economic recoveries, is still missing in action. The S&P/Case-Shiller Home Price Index has started to go down in recent months. The employment market also remains weak, with a stubbornly high unemployment rate over 9%. In addition, state and local governments are facing substantial budget deficits. This means that we’ll likely see tax hikes and public sector layoffs. Finally, rising oil prices will start to create economic headwinds, if they remain at the current elevated level of $90 per barrel.

All things considered, I think that the risk of further significant increases in interest rates is relatively low for now. As mentioned above, there are still major hurdles before strong economic growth resumes and translates into high inflation. Moreover, the Federal Reserve will likely ensure that higher bond yields do not destabilize the financial system and the broader economy.

As of the end of 2010, the Fund is positioned for moderate economic improvement, but hedged for the possibility of renewed economic weaknesses. Of our total net assets, 36% is invested in high quality corporate bonds and convertible bonds, which would perform well with a slowly growing economy. The Fund would also benefit in case of disappointing economic data with 60% of the total net assets invested in Treasury bonds.

Thank you for your confidence and investments in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

23

PARNASSUS FUNDS	Annual Report • 2010

Responsible Investing Notes

By Milton Moskowitz and Jerome Dodson

2010 was marked by the largest oil spill in the history of the petroleum industry, caused by a wellhead blowout at a Gulf of Mexico deepwater rig operated by BP. Oil fl owed into the Gulf waters for three months before the wellhead was capped in July. Eleven workers on the rig were killed in the initial explosion. The spill was at least 10 times greater than the Exxon Valdez spill in Alaska in 1989. Thanks to the initiative of the late Joan Bavaria, the Exxon Valdez spill sparked the launch of the Coalition for Environmentally Responsible Economies (CERES), which has become the principal force in getting companies to address sustainability challenges and climate change. It’s not clear yet whether the BP spill will result in comparable actions. One of the troubling concerns is that of all the companies in the petroleum industry, BP was widely regarded as the most sensitive to environmental issues and the need to tap alternative sources of energy. Its shares have never appeared in Parnassus Funds portfolios, but they were considered acceptable by other responsible investment funds. Our current portfolios include nine energy companies: Energen, Ultra Petroleum, Spectra Energy, Southwestern Energy, W&T Offshore, AGL Resources, Devon Energy, MDU Resources and SM Energy. They are heavily weighted on the natural gas side.

MDU Resources, which is engaged in construction and utility operations in addition to oil and gas production, issued its 2010 Sustainability Report, showing sharp improvements in safety and health practices. The company had a recordable incidence rate of 3.4 in 2009, a 10.5% reduction from 2008 and 32% better than the industry average. (Recordable incident rates are computed by multiplying the number of injuries and accidents by employee hours worked.) MDU accepts the responsibility of providing “a safe work environment,” and its safety policy begins with this statement: “All injuries can be prevented.”… No country has propelled more women into top positions than Norway, where there is now a law mandating that at least 40% of board seats in corporations be reserved for women. However, one of our portfolio companies, the wholesale food distributor Sysco, comes close to meeting that standard. Of the 12 people on its board of directors, four are women: Judith B. Craven, retired CEO of Corus Entertainment; Nancy C. Newcombe, retired risk management officer at Citibank; Phyllis S. Sewell, retired senior vice president, Federated Department Stores; and Jackie M. Ward, founder of Computer Generation, now a part of Intec Telecom Systems…Wells Fargo, the nation’s third largest bank, opened 27 Home Preservation Centers in distressed markets impacted by foreclosures. It then met face-to-face with more than 15,000 home loan customers seeking modifications in their mortgages. Workshops were held in 15 cities across the country. Wells said that it had added 10,600 jobs to deal with the foreclosure crisis — and that it now had more than 16,000 team members “focused on home preservation.”

Lowe’s Companies, which grew from a small hardware store in North Carolina into the nation’s second largest home improvement chain (behind Home Depot), issues annually one of the best social responsibility reports. Its latest report focuses on global sourcing. The average Lowe’s store stocks 40,000 products, which come from more than 900 factories in 19 countries. Lowe’s uses factory certifications, random social compliance audits, product tests and pre-shipment inspections to insure that its suppliers do not use child labor and “operate safe and ethical factory environments.” In 2009, the company carried out more than 900 factory certifications and more than 2,100 random social compliance audits… According to a report in FastCompany.com, Procter & Gamble will soon require its suppliers to fill out a scorecard showing their ratings in energy and water use, waste and greenhouse gas emissions. The consumer products giant has some 75,000 suppliers across the world.

24

Annual Report • 2010	PARNASSUS FUNDS

Companies in Parnassus Funds portfolios did well in the latest ranking of homebuilders, based on their green sensibilities. The ranking was done by Calvert Asset Management, which listed the following as the Top 10: KB Home, Pulte Homes, Meritage Homes, Toll Brothers, Lennar, DR Horton, Standard Pacific, NVR, Ryland Group and MDC Holdings. Three of the Top Five — KB Home, Pulte Group and Toll Brothers — are Parnassus Holdings, as is No. 6, DR Horton. Calvert noted that KB Home is the only homebuilder to issue a comprehensive sustainability report.

Social responsibility activists celebrated last November 13 when the military junta in Myanmar released pro-democracy leader Aung San Suu Kyi from the house arrest she has been under for most of the past 20 years. A Nobel Peace laureate, Suu Kyi has been a lightning rod for human rights groups trying to effect change in the country that used to be called Burma. They have urged boycotts of companies active in Myanmar. Among the major companies operating there are Total, the French oil company, Suzuki of Japan, Daewoo of South Korea and Union Oil, a subsidiary of Chevron. “Her dignity and courage in the face of injustice has been an inspiration to many people around the world,” said UN Secretary-General Ban Kimoon.

And one final note: Alex Edmans, assistant professor of finance at the University of Pennsylvania’s Wharton School, has written a paper exploring why the stock market does not fully value intangibles like employee satisfaction. His studies have shown that companies on the 100 Best Companies to Work for list have consistently beaten all the averages, yet the market pays little or no heed to this phenomenon. The big news is that his paper has been accepted by the Journal of Financial Economics. It will mark the first time that a leading academic journal has published a paper that is positive about responsible investing. Hallelujah!

25

PARNASSUS FUNDS	Annual Report • 2010

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2010 through December 31, 2010.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

26

Annual Report • 2010	PARNASSUS FUNDS

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$1,256.96	$11.17
Hypothetical (5% before expenses)	$1,000.00	$1,040.10	$10.10

Parnassus Equity Income Fund – Investor Shares: Actual	$1,000.00	$1,178.43	$10.78
Hypothetical (5% before expenses)	$1,000.00	$1,040.10	$10.10

Parnassus Equity Income Fund – Institutional Shares: Actual	$1,000.00	$1,179.26	$8.50
Hypothetical (5% before expenses)	$1,000.00	$1,042.20	$7.96

Parnassus Mid-Cap Fund: Actual	$1,000.00	$1,221.53	$13.33
Hypothetical (5% before expenses)	$1,000.00	$1,038.00	$12.23

Parnassus Small-Cap Fund: Actual	$1,000.00	$1,317.07	$13.90
Hypothetical (5% before expenses)	$1,000.00	$1,038.00	$12.23

Parnassus Workplace Fund: Actual	$1,000.00	$1,247.59	$13.49
Hypothetical (5% before expenses)	$1,000.00	$1,038.00	$12.23

Parnassus Fixed-Income Fund: Actual	$1,000.00	$1,012.13	$7.55
Hypothetical (5% before expenses)	$1,000.00	$1,041.50	$7.66

*	Expenses are equal to the fund’s annualized expense ratio of 0.99%, 0.99%, 0.78%, 1.20%, 1.20%, 1.20% and 0.75% for the Parnassus Fund, Parnassus Equity Income Fund – Investor Shares, Parnassus Equity Income Fund – Institutional Shares, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Fixed-Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 184/365 (to reflect the one-half year period).

27

PARNASSUS FUNDS	Annual Report • 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund) and the Parnassus Income Funds (comprised of Parnassus Equity Income Fund and Parnassus Fixed-Income Fund) (collectively, the “Trusts”) as of December 31, 2010, and the related statements of operations for the year then ended, and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California
February 1, 2011

28

Annual Report • 2010	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of

December 31, 2010

Shares	Equities	Percent of Net Assets	Market Value ($)
	Biotechnology
20,000	Bio-Rad Laboratories Inc.[1]		2,077,000
170,000	Genzyme Corp.[1]		12,104,000

		3.2%	14,181,000

	Communications Equipment
380,000	QUALCOMM Inc.	4.2%	18,806,200

	Computers
270,000	Hewlett-Packard Company		11,367,000
45,000	International Business Machines Corp.		6,604,200

		4.0%	17,971,200

	Data Processing
20,000	Paychex Inc.	0.1%	618,200

	Data Storage
1,600,000	Brocade Communications Systems Inc.[1]	2.0%	8,464,000

	Electronic Components
505,000	Corning Inc.	2.2%	9,756,600

	Entertainment
100,000	The Walt Disney Co.	0.8%	3,751, 000

	Financial Services
2,000	American Express Co.		85,840
480,000	JPMorgan Chase & Co.		20,361,600
85,000	MasterCard Inc.		19,049,350
490,000	Wells Fargo & Co.		15,185,100

		12.3%	54,681,890

	Home Builders
1,400,000	DR Horton Inc.		16,702,000
825,000	KB Home		11,129,250
2,100,000	PulteGroup Inc.[1]		15,792,000
765,000	Toll Brothers Inc.[1]		14,535,000

		13.1%	58,158,250

	Industrial Manufacturing
270,000	Teleflex Inc.	3.3%	14,528,700

	Insurance
280,000	Tower Group Inc.	1.6%	7,162,400

	Internet
400,000	eBay Inc.[1]		11,132,000
25,000	Google Inc.[1]		14,849,250
125,000	Yahoo! Inc.[1]		2,078,750

		6.4%	28,060,000

	Machinery
50,000	Deere & Co.	0.9%	4,152,500

	Medical Equipment
460,000	Medtronic Inc.	3.8%	17,061,400

	Natural Gas
475,000	Quicksilver Resources Inc.[1]	1.6%	7,001,500

	Networking Products
910,000	Cisco Systems Inc.[1]	4.1%	18,409,300

	Oil & Gas
900,000	W&T Offshore Inc.	3.6%	16,083,000

	Professional Services
360,000	Administaff Inc.	2.4%	10,548,000

	Retail
75,000	Best Buy Co., Inc.		2,571,750
650,000	Lowe’s Cos., Inc.		16,302,000
100,000	Target Corp.		6,013,000

		5.6%	24,886,750

	Semiconductor Capital Equipment
1,000,000	Applied Materials Inc.		14,050,000
10,000	Lam Research Corp.[1]		517,800

		3.3%	14,567,800

	Semiconductors
700,000	Intel Corp.		14,721,000
290,000	Texas Instruments Inc.		9,425,000

		5.4%	24,146,000

	Software
400,000	Adobe Systems Inc.[1]		12,312,000
300,000	Autodesk Inc.[1]		11,460,000
300,000	Symantec Corp.[1]		5,022,000
290,000	VeriSign Inc.[1]		9,474,300

		8.6%	38,268,300

	Telecommunications Equipment
1,150,000	Ciena Corp.[1,3]		24,207,500
170,000	Finisar Corp.[1]		5,047,300

		6.6%	29,254,800

	Total investment in equities
	(cost $371,562,139)	99.1%	440,518,790

The accompanying notes are an integral part of these financial statements.	29

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS FUND

Portfolio of Investments as of

December 31, 2010 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
	Certificates of Deposit [2]
100,000	Albina Community Bank
	1.29%, matures 01/24/2011		99,737
100,000	Carver Federal Savings Bank
	1.25%, matures 02/04/2011		99,617
100,000	Community Bank of the Bay
	0.75%, matures 09/06/2011		97,271
100,000	Latino Community Credit Union
	1.15%, matures 02/20/2011		99,452
100,000	Louisville Community Bank
	0.65%, matures 05/10/2011		98,576
100,000	Opportunities Credit Union
	1.00%, matures 04/25/2011		98,740
100,000	Self-Help Credit Union
	2.05%, matures 01/14/2011		99,858
100,000	Southern Bancorp
	1.50%, matures 01/12/2011		99,880
100,000	Wainwright Bank & Trust Co.
	1.24%, matures 01/30/2011		99,672

		0.2%	892,803

	Community Development Loans[2]
200,000	Boston Community Loan Fund
	1.00%, matures 06/30/2011		194,050
200,000	Root Capital Loan Fund
	2.00%, matures 03/16/2011		197,535
100,000	Vermont Community Loan Fund
	1.50%, matures 12/15/2011		94,279

		0.1%	485,864

	Time Deposits
2,664,892	BBH Cash Management Service BB&T Co., Grand Cayman,
	0.03%, due 01/03/2011	0.6%	2,664,892

	Securities Purchased with Cash Collateral from Securities Lending Registered Investment Companies
16,226,387	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class		16,226,387

	Variable rate, 0.07%	3.7%
	Total short-term securities (cost $20,269,946)	4.6%	20,269,946

	Total securities (cost $391,832,085)	103.7%	460,788,736

	Payable upon return of securities loaned	-3.7%	(16,226,387)
	Other assets and liabilities - net	0.0%	(105,272)

	Total net assets	100.0%	444,457,077

1	This security is non-income producing.
2	Market value adjustments have been applied to these securities to reflect early withdrawal.
3	This security, or partial position of this security, was on loan at December 31, 2010.

The total value of the securities on loan at December 31, 2010 was $15,874,788.

Fund holdings will vary over time.

Industry classifications are unaudited.

Fund shares are not FDIC insured.

30	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of

December 31, 2010

Shares	Equities	Percent of Net Assets	Market Value ($)
	Chemicals
500,000	Praxair Inc.	1.3%	47,735,000

	Communications Equipment
2,750,000	QUALCOMM Inc.	3.8%	136,097,500

	Computers
2,500,000	Hewlett-Packard Company	3.0%	105,250,000

	Consulting Services
2,015,000	Accenture PLC	2.7%	97,707,350

	Cosmetics & Personal Care
1,675,000	Procter & Gamble Co.	3.0%	107,752,750

	Data Processing
3,500,000	Paychex Inc.	3.0%	108,185,000

	Financial Services
4,500,000	Bank of New York Mellon Corp.		135,900,000
3,500,000	Hudson City Bancorp Inc.		44,590,000
3,790,000	JPMorgan Chase & Co.		160,771,800
490,000	MasterCard Inc.		109,813,900
1,403,090	Royal Bank of Canada		73,465,792
1,275,000	Wells Fargo & Co.		39,512,250

		15.9%	564,053,742

	Food Products
1,750,000	McCormick & Co.		81,427,500
3,495,643	Sysco Corp.		102,771,904

		5.3%	184,199,404

	Footwear
803,860	Nike Inc.	1.9%	68,665,722

	Home Products
1,001,341	WD-40 Co.	1.1%	40,334,015

	Industrial Manufacturing
1,335,000	Cooper Industries PLC		77,817,150
1,275,000	Pentair Inc.		46,550,250
2,500,000	Teleflex Inc.		134,525,000

		7.3%	258,892,400

	Insurance
1,090,000	Aflac Inc.	1.7%	61,508,700

	Internet
150,000	Google Inc.[1]	2.5%	89,095,500

	Machinery
500,000	Deere & Co.		41,525,000
900,000	IDEX Corp.		35,208,000

		2.2%	76,733,000

	Medical Equipment
1,500,000	Gen-Probe Inc.[1]		87,525,000
4,450,000	Medtronic Inc.		165,050,500

		7.1%	252,575,500

	Natural Gas
3,500,000	Energen Corp.		168,910,000
5,050,000	MDU Resources Group Inc.		102,363,500
1,750,000	Spectra Energy Corp.		43,732,500

		8.9%	315,006,000

	Networking Products
7,440,100	Cisco Systems Inc.[1]	4.2%	150,513,223

	Oil & Gas
2,750,000	W&T Offshore Inc.[3]	1.4%	49,142,500

	Pharmaceuticals
500,000	Gilead Sciences Inc.[1]		18,120,000
1,175,000	Teva Pharmaceutical Industries Ltd. (ADR)		61,252,750
1,150,000	Valeant Pharmaceuticals International[3]		32,533,500

		3.1%	111,906,250

	Professional Services
1,200,000	Iron Mountain Inc.	0.8%	30,012,000

	Software
6,125,000	Microsoft Corp.		171,010,000
1,540,309	VeriSign Inc.[1]		50,321,895

		6.2%	221,331,895

	Utility & Power Distribution
1,175,807	AGL Resources Inc.		42,152,681
1,000,000	Black Hills Corp.[3]		30,000,000
750,000	Northwest Natural Gas Co.		34,852,500
2,819,700	Questar Corp.		49,090,977

		4.5%	156,096,158

	Waste Management
4,850,000	Waste Management Inc.	5.0%	178,819,500

	Total investment in equities (cost $2,906,971,858)	95.9%	3,411,613,109

The accompanying notes are an integral part of these financial statements.	31

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of

December 31, 2010 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
	Certificates of Deposit[2]
100,000	Community Bank of the Bay
	0.75%, matures 08/24/2011		97,414
250,000	Community Trust Credit Union
	1.31%, matures 12/03/2011		240,795

		0.0%	338,209

	Certificate of Deposit Account Registry Service[2]
500,000	CDARS agreement with Community Bank of the Bay, dated 01/28/2010, matures 01/27/2011, 1.00% Participating depository institutions: EverBank, par 235,500; The Huntington National Bank, par 56,000; The PrivateBank & Trust Company, par 208,500; (cost $498,518)		498,518
500,000	CDARS agreement with Community Bank of the Bay, dated 02/11/2010, matures 02/10/2011, 1.09% Participating depository institutions: Arvest Bank, par 203,500; The Huntington National Bank, par 179,500; TriState Capital Bank, par 117,000; (cost $497,749)		497,749
500,000	CDARS agreement with Community Bank of the Bay, dated 10/21/2010, matures 10/20/2011, 0.50% Participating depository institutions: Access National Bank, par 236,500; The PrivateBank & Trust Company, par 27,000; Western National Bank, par 236,500; (cost $483,901)		483,901

500,000	CDARS agreement with Community Bank of the Bay, dated 12/09/2010, matures 12/08/2011, 0.50% Participating depository institutions: First Place Bank, par 18,000; Flagstar Bank FSB, par 241,000; Univest National Bank & Trust Co., par 241,000; (cost $481,264)		481,264

		0.1%	1,961,432

	Community Development Loans[2]
100,000	Boston Community Loan Fund
	1.00%, matures 06/30/2011		97,025
500,000	MicroVest I, LP Note
	3.50%, matures 03/15/2011		493,917
1,000,000	MicroVest I, LP Note
	3.00%, matures 10/15/2011		952,657
1,000,000	MicroVest I, LP Note 2.75%, matures 12/15/2011		942,630
100,000	New Hampshire Community
	Loan 1.00%, matures 08/31/2011		96,006
200,000	Root Capital Loan Fund
	2.00%, matures 01/25/2011		199,212
100,000	Vermont Community Loan Fund
	1.50%, matures 04/15/2011		98,274

		0.1%	2,879,721

	Time Deposits
129,422,171	BBH Cash Management Service Citibank, Nassau,
	0.03%, due 01/03/2011		129,422,171
6,497,127	Wells Fargo, Grand Cayman,
	0.03%, due 01/03/2011		6,497,127

		3.8%	135,919,298

	Securities Purchased with Cash Collateral from Securities Lending Registered Investment Companies
16,925,925	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.07%	0.4%	16,925,925

	Total short-term securities (cost $158,024,585)	4.4%	158,024,585

	Total securities (cost $3,064,996,443)	100.3%	3,569,637,694

	Payable upon return of securities loaned	-0.4%	(16,925,925)
	Other assets and liabilities - net	0.1%	5,118,744

	Total net assets	100.0%	3,557,830,513

1	This security is non-income producing.
2	Market value adjustments have been applied to these

securities to reflect early withdrawal.

3	This security, or partial position of this security, was on

loan at December 31, 2010.

The total value of the securities on loan at at December 31,

2010 was $16,558,630.

Fund holdings will vary over time.

Industry classifications are unaudited.

Fund shares are not FDIC insured.

32	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of

December 31, 2010

Shares	Equities	Percent of Net Assets	Market Value ($)
	Consulting Services
12,500	Teradata Corp.[1]	1.4%	514,500

	Data Processing
30,000	Equifax Inc.		1,068,000
14,000	Fiserv Inc.[1]		819,840
42,000	Paychex Inc.		1,298,220

		8.7%	3,186,060

	Financial Services
70,000	Charles Schwab Corp.		1,197,700
50,000	Glacier Bancorp Inc.		755,500
100,000	Hudson City Bancorp Inc.		1,274,000
55,000	SEI Investments Co.		1,308,450

		12.3%	4,535,650

	Food Products
23,000	McCormick & Co.		1,070,190
50,000	Sysco Corp.		1,470,000

		6.9%	2,540,190

	Healthcare Products
21,000	DENTSPLY International Inc.	1.9%	717,570

	Healthcare Services
10,000	Quest Diagnostics Inc.	1.5%	539,700

	Industrial Manufacturing
20,000	Cooper Industries PLC		1,165,800
25,000	Pentair Inc.		912,750
32,000	Teleflex Inc.		1,721,920

		10.3%	3,800,470

	Insurance
12,000	Aflac Inc.	1.8%	677,160

	Machinery
27,500	IDEX Corp.	2.9%	1,075,800

	Medical Equipment
20,500	Gen-Probe Inc.[1]		1,196,175
37,000	Patterson Companies Inc.		1,133,310

		6.3%	2,329,485

	Natural Gas
35,000	Energen Corp.		1,689,100
60,000	MDU Resources Group Inc.		1,216,200
20,000	Southwestern Energy Co.[1]		748,600
27,500	Spectra Energy Corp.		687,225

		11.8%	4,341,125

	Oil & Gas
10,000	Noble Corp.		357,700
18,000	Ultra Petroleum Corp.[1]		859,860

		3.3%	1,217,560

	Pharmaceuticals
60,000	Valeant Pharmaceuticals International[3]	4.6%	1,697,400

	Professional Services
33,500	Administaff Inc.		981,550
30,000	Iron Mountain Inc.		750,300

		4.7%	1,731,850

	Retail
18,000	Nordstrom Inc.	2.1%	762,840

	Semiconductor Capital Equipment
25,000	Applied Materials Inc.	1.0%	351,250

	Services
17,500	Ecolab Inc.	2.4%	882,350

	Software
45,000	Adobe Systems Inc.[1]		1,385,100
9,500	Check Point Software Technologies Ltd.[1]		439,470
45,000	Symantec Corp.[1]		753,300
26,750	Synopsys Inc.[1]		719,842

		9.0%	3,297,712

	Waste Management
40,000	Waste Management Inc.	4.0%	1,474,800

	Total investment in equities (cost $30,508,974)	96.9%	35,673,472

The accompanying notes are an integral part of these financial statements.	33

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS MID-CAP FUND

Portfolio of Investments as of

December 31, 2010 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
	Time Deposits
1,113,678	BBH Cash Management Service Wells Fargo, Grand Cayman, 0.03%, due 01/03/2011	3.0%	1,113,678

	Securities Purchased with Cash Collateral from Securities Lending Registered Investment Companies
36,749	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.07%	0.1%	36,749
	Total short-term securities (cost $1,150,427)	3.1%	1,150,427

	Total securities (cost $31,659,401)	100.0%	36,823,899

	Payable upon return of securities loaned	-0.1%	(36,749)
	Other assets and liabilities - net	0.1%	23,952

	Total net assets	100.0%	36,811,102

1	This security is non-income producing.
3	This security, or partial position of this security, was on loan at December 31, 2010.

The total value of the securities on loan at December 31, 2010 was $35,983.

Fund holdings will vary over time.

Industry classifications are unaudited.

Fund shares are not FDIC insured.

34	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of

December 31, 2010

Shares	Equities	Percent of Net Assets	Market Value ($)
	Biotechnology
55,000	Bio-Rad Laboratories Inc.[1]	1.3%	5,711,750

	Building Materials
160,000	Simpson Manufacturing Co., Inc.	1.1%	4,945,600

	Chemicals
40,000	Compass Minerals International Inc.	0.8%	3,570,800

	Computer Peripherals
880,000	Electronics for Imaging Inc.[1]	2.8%	12,592,800

	Data Processing
230,000	Jack Henry & Associates Inc.	1.5%	6,704,500

	Data Storage
3,600,000	Brocade Communications
	Systems Inc.[1]	4.3%	19,044,000

	Electronics
70,000	Analogic Corp.	0.8%	3,465,700

	Financial Services
360,000	Glacier Bancorp Inc.		5,439,600
325,000	SEI Investments Co.		7,731,750

		3.0%	13,171,350

	Healthcare Products
20,000	Sirona Dental Systems Inc. [1]	0.2%	835,600

	Healthcare Services
500,000	LHC Group Inc. [1]		15,000,000
490,000	VCA Antech Inc. [1]		11,412,100

		5.9%	26,412,100

	Home Builders
140,000	DR Horton Inc.		1,670,200
955,000	KB Home		12,882,950
1,500,000	PulteGroup Inc. [1]		11,280,000
650,000	Toll Brothers Inc. [1]		12,350,000

		8.6%	38,183,150

	Industrial Manufacturing
335,000	Teleflex Inc.	4.0%	18,026,350

	Insurance
425,000	Tower Group Inc.	2.4%	10,871,500

	Machinery
110,000	Graco Inc.	1.0%	4,339,500

	Medical Equipment
400,000	Cyberonics Inc. [1]		12,408,000
100,000	Gen-Probe Inc. [1]		5,835,000

		4.1%	18,243,000

	Natural Gas
750,000	Quicksilver Resources Inc.[1]	2.5%	11,055,000

	Oil & Gas
140,000	SM Energy Co.		8,250,200
880,000	W&T Offshore Inc.		15,725,600

		5.4%	23,975,800

	Pharmaceuticals
350,000	Furiex Pharmaceuticals Inc.[1]		5,057,500
175,000	Valeant Pharmaceuticals International [3]		4,950,750

		2.2%	10,008,250

	Professional Services
440,000	Administaff Inc.	2.9%	12,892,000

	Retail
165,000	J. Crew Group Inc.[1]		7,118,100
60,000	Nash Finch Co.		2,550,600

		2.2%	9,668,700

	Semiconductor Capital
	Equipment
140,000	Cognex Corp.		4,118,800
200,000	Cymer Inc.[1]		9,014,000
1,000	Electro Scientific Industries Inc.[1]		16,030

		3.0%	13,148,830

	Services
410,000	Arbitron Inc.	3.8%	17,023,200

	Software
1,150,000	ClickSoftware Technologies Ltd.[1]		8,855,000
880,000	Mentor Graphics Corp.[1]		10,560,000
200,000	VeriSign Inc.[1]		6,534,000
810,000	Websense Inc.[1]		16,402,500

		9.5%	42,351,500

	Telecommunications Equipment
1,220,000	Ceragon Networks Ltd.[1], [3]		16,079,600
650,000	Ciena Corp.[1], [3]		13,682,500
425,000	Finisar Corp.[1]		12,618,250
680,000	Harmonic Inc.[1]		5,827,600
125,000	Oclaro Inc.[1]		1,643,750
1,400,000	Tellabs Inc.		9,492,000

		13.3%	59,343,700

	Utility & Power Distribution
60,000	AGL Resources Inc.	0.5%	2,151,000

	Total investment in equities (cost $309,358,589)	87.1%	387,735,680

The accompanying notes are an integral part of these financial statements.	35

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of

December 31, 2010 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
	Time Deposits
53,756,133	BBH Cash Management Service BB&T Co., Grand Cayman, 0.03%, due 01/03/2011	12.1%	53,756,133

	Securities Purchased with Cash Collateral from Securities Lending Registered Investment Companies
14,855,669	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.07%	3.3%	14,855,669

	Total short-term securities (cost $68,611,802)	15.4%	68,611,802

	Total securities (cost $377,970,391)	102.5%	456,347,482

	Payable upon return of securities loaned	-3.3%	(14,855,669)
	Other assets and liabilities - net	0.8%	3,851,211

	Total net assets	100.0%	445,343,024

1	This security is non-income producing.
3	This security, or partial position of this security, was on loan at December 31, 2010.

The total value of the securities on loan at December 31, 2010 was $14,523,062.

Fund holdings will vary over time.

Industry classifications are unaudited.

Fund shares are not FDIC insured.

36	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of

December 31, 2010

Shares	Equities	Percent of Net Assets	Market Value ($)
	Biotechnology
30,000	Bio-Rad Laboratories Inc. [1]		3,115,500
65,000	Genzyme Corp. [1]		4,628,000

		5.4%	7,743,500

	Communications Equipment
180,000	QUALCOMM Inc.	6.2%	8,908,200

	Computers
90,000	Hewlett-Packard Company		3,789,000
40,000	International Business Machines Corp.		5,870,400

		6.7%	9,659,400

	Consulting Services
40,000	Accenture PLC	1.4%	1,939,600

	Data Processing
104,000	Paychex Inc.	2.2%	3,214,640

	Data Storage
865,000	Brocade Communications Systems Inc. [1]	3.2%	4,575,850

	Electronic Components
275,000	Corning Inc.	3.7%	5,313,000

	Entertainment
35,000	The Walt Disney Co.	0.9%	1,312,850

	Financial Services
1,000	American Express Co.		42,920
27,000	MasterCard Inc.		6,050,970
200,000	SEI Investments Co.		4,758,000
105,000	Wells Fargo & Co.		3,253,950

		9.8%	14,105,840

	Footwear
15,000	Nike Inc.	0.9%	1,281,300

	Internet
250,000	eBay Inc. [1]		6,957,500
11,000	Google Inc. [1]		6,533,670
250,000	Yahoo! Inc. [1]		4,157,500

		12.3%	17,648,670

	Machinery
46,000	Deere & Co.		3,820,300
40,000	Graco Inc.		1,578,000

		3.8%	5,398,300

	Medical Equipment
177,000	Medtronic Inc.	4.6%	6,564,930

	Natural Gas
210,000	MDU Resources Group Inc.	3.0%	4,256,700

	Networking Products
333,000	Cisco Systems Inc. [1]	4.7%	6,736,590

	Oil & Gas
55,000	Devon Energy Corp.	3.0%	4,318,050

	Professional Services
50,000	Administaff Inc.	1.0%	1,465,000

	Retail
190,000	Lowe’s Cos., Inc.		4,765,200
100,000	Walgreen Co.		3,896,000

		6.0%	8,661,200

	Semiconductor Capital Equipment
410,000	Applied Materials Inc.	4.0%	5,760,500

	Semiconductors
270,000	Intel Corp.		5,678,100
90,000	Texas Instruments Inc.		2,925,000

		6.0%	8,603,100

	Software
170,000	Adobe Systems Inc. [1]		5,232,600
70,000	Autodesk Inc. [1]		2,674,000
180,000	Symantec Corp. [1]		3,013,200

		7.6%	10,919,800

	Total investment in equities (cost 118,075,114)	96.4%	138,387,020

The accompanying notes are an integral part of these financial statements.	37

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of

December 31, 2010 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
	Time Deposits
4,979,319	BBH Cash Management Service BB&T Co., Grand Cayman, 0.03%, due 01/03/2011	3.5%	4,979,319

	Total short-term securities (cost $4,979,319)	3.5%	4,979,319

	Total securities (cost $123,054,433)	99.9%	143,366,339

	Other assets and liabilities - net	0.1%	124,445

	Total net assets	100.0%	143,490,784

1	This security is non-income producing.

Fund holdings will vary over time.

Industry classifications are unaudited.

Fund shares are not FDIC insured.

38	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of

December 31, 2010

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)
	Financial Services
2,000,000	NASDAQ OMX Group Inc. [3]
	Notes, 2.50%, due 08/15/2013	1.1%	1,980,000

	Healthcare Services
1,000,000	Hologic Inc.
	Notes, 2.00%, due 12/15/2037	0.5%	936,250

	Medical Equipment
3,500,000	Medtronic Inc.
	Notes, 1.50%, due 04/15/2011	1.9%	3,500,000

	Semiconductors
1,000,000	Intel Corp.
	Notes, 2.95%, due 12/15/2035	0.6%	996,250

	Telecommunications Services
2,000,000	NII Holdings Inc.
	Notes, 3.13%, due 06/15/2012	1.1%	1,962,500

	Total investment in convertible bonds (cost $9,007,476)	5.2%	9,375,000

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)
	Air Transportation
1,769,879	Southwest Air 07-1 Trust
	Notes, 6.15%, due 08/01/2022	1.1%	1,946,867

	Biotechnology
3,000,000	Genentech Inc.
	Notes, 4.75%, due 07/15/2015		3,303,282
3,000,000	Genzyme Corp.
	Notes, 3.63%, due 06/15/2015		3,079,905

		3.5%	6,383,187

	Chemicals
2,500,000	Praxair Inc.
	Notes, 4.38%, due 03/31/2014		2,670,798
3,000,000	Praxair Inc.
	Notes, 4.50%, due 08/15/2019		3,153,156

		3.2%	5,823,954

	Computers
2,000,000	International Business Machines Corp.
	Notes, 6.50%, due 10/15/2013	1.3%	2,279,362

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co.
	Notes, 4.95%, due 08/15/2014		2,221,666
500,000	Procter & Gamble Co.
	Notes, 3.50%, due 02/15/2015		524,963

		1.5%	2,746,629

	Data Processing
2,000,000	Fiserv Inc.
	Notes, 3.13%, due 10/01/2015	1.1%	1,980,364

	Financial Services
2,000,000	Charles Schwab Corp.
	Notes, 4.95%, due 06/01/2014		2,174,866
2,000,000	JPMorgan Chase & Co.
	Notes, 5.15%, due 10/01/2015		2,115,238
2,000,000	Wells Fargo & Co.
	Notes, 3.00%, due 12/09/2011		2,048,082

		3.5%	6,338,186

	Insurance
2,000,000	Aflac Inc.
	Notes, 8.50%, due 05/15/2019	1.4%	2,472,986

	Networking Products
2,800,000	Cisco Systems Inc.
	Notes, 5.50%, due 02/22/2016	1.8%	3,195,119

	Retail
1,493,000	Target Corp.
	Notes, 5.13%, due 01/15/2013		1,616,064
3,500,000	TJX Cos., Inc.
	Notes, 4.20%, due 08/15/2015		3,751,304

		3.0%	5,367,368

	Software
2,000,000	Adobe Systems Inc.
	Notes, 3.25%, due 02/01/2015		2,037,452
2,000,000	Intuit Inc.
	Notes, 5.75%, due 03/15/2017		2,180,390

		2.3%	4,217,842

	Telecommunications Services
1,000,000	Verizon Communications Inc.
	Notes, 5.55%, due 02/15/2016	0.6%	1,120,923

	Transportation
2,000,000	Burlington Northern Santa Fe Corp.
	Notes, 5.65%, due 05/01/2017		2,229,014
2,000,000	Burlington Northern Santa Fe Corp.
	Notes, 4.70%, due 10/01/2019		2,090,242

		2.4%	4,319,256

	Utility & Power Distribution
2,000,000	AGL Capital Corp.
	Notes, 5.25%, due 08/15/2019	1.2%	2,112,026

	Waste Management
3,000,000	Waste Management Inc.
	Notes, 6.38%, due 03/11/2015		3,415,113
2,000,000	Waste Management Inc.
	Notes, 7.13%, due 02/15/2017		2,345,582

		3.2%	5,760,695

	Total investment in corporate bonds (cost $52,597,283)	31.1%	56,064,764

The accompanying notes are an integral part of these financial statements.	39

PARNASSUS FUNDS	Annual Report • 2010

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of

December 31, 2010 (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
2,000,000	U.S. Treasury
	4.50%, due 02/28/2011		2,013,360
1,000,000	U.S. Treasury
	1.50%, due 07/15/2012		1,016,602
4,000,000	U.S. Treasury
	1.75%, due 04/15/2013		4,091,880
4,500,000	U.S. Treasury
	1.13%, due 06/15/2013		4,536,900
4,500,000	U.S. Treasury
	3.13%, due 09/30/2013		4,773,866
5,000,000	U.S. Treasury
	2.00%, due 11/30/2013		5,147,655
6,000,000	U.S. Treasury
	2.63%, due 06/30/2014		6,278,904
3,000,000	U.S. Treasury
	4.25%, due 08/15/2014		3,309,375
6,000,000	U.S. Treasury
	2.38%, due 09/30/2014		6,214,686
6,000,000	U.S. Treasury
	2.50%, due 04/30/2015		6,202,968
3,000,000	U.S. Treasury
	2.13%, due 05/31/2015		3,047,820
6,000,000	U.S. Treasury
	1.88%, due 06/30/2015		6,023,904
6,000,000	U.S. Treasury
	3.00%, due 09/30/2016		6,222,654
5,000,000	U.S. Treasury
	3.13%, due 10/31/2016		5,215,625
5,000,000	U.S. Treasury
	3.13%, due 04/30/2017		5,180,860
4,000,000	U.S. Treasury
	2.75%, due 05/31/2017		4,050,936
3,500,000	U.S. Treasury
	2.50%, due 06/30/2017		3,486,875
4,000,000	U.S. Treasury
	3.75%, due 11/15/2018		4,254,688
5,000,000	U.S. Treasury
	3.63%, due 08/15/2019		5,223,440
8,000,000	U.S. Treasury
	3.38%, due 11/15/2019		8,166,872
3,000,000	U.S. Treasury
	3.63%, due 02/15/2020		3,113,436
3,000,000	U.S. Treasury
	3.50%, due 05/15/2020		3,073,140
2,000,000	U.S. Treasury
	4.38%, due 05/15/2040		2,009,680
2,381,540	U.S. Treasury (TIPS)
	1.88%, due 07/15/2013		2,539,503
1,043,940	U.S. Treasury (TIPS)
	1.63%, due 01/15/2018		1,117,097
2,087,880	U.S. Treasury (TIPS)
	1.75%, due 01/15/2028		2,125,395

		60.2%	108,438,121

	Total investment in U.S. government treasury bonds (cost $107,655,123)	60.2%	108,438,121

	Total investment in long-term securities (cost $169,259,882)	96.5%	173,877,885

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
	Community Development Loans(2)
1,000,000	MicroVest I, LP Note
	3.50%, matures 01/15/2011	0.5%	997,697

	Time Deposits
4,275,946	BBH Cash Management Service Citibank, London, 0.03%, due 01/03/2011	2.4%	4,275,946

	Securities Purchased with Cash Collateral from Securities Lending Registered Investment Companies
473,280	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.07%	0.3%	473,280

	Total short-term securities (cost $5,746,923)	3.2%	5,746,923

	Total securities (cost $175,006,805)	99.7%	179,624,808

	Payable upon return of securities loaned	-0.3%	(473,280)
	Other assets and liabilities - net	0.6%	1,034,914

	Total net assets	100.0%	180,186,442

2	Market value adjustments have been applied to these securities to reflect early withdrawal.
3	This security, or partial position of this security, was on loan at December 31, 2010.

The total value of the securities on loan at December 31, 2010 was $463,710.

Fund holdings will vary over time.

Industry classifications are unaudited.

Fund shares are not FDIC insured.

40	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Assets

Investments in equities and bonds, at market value (cost $371,562,139, $2,906,971,858, $30,508,974)	$440,518,790	$3,411,613,109	$35,673,472
Investments in short-term securities (at cost which approximates market value)	20,269,946	158,024,585	1,150,427
Cash	167,531	254,453	15
Receivables:
Dividends and interest	73,410	2,109,935	30,240
Capital shares sold	314,283	7,780,712	34,930
Other assets	37,280	77,615	16,455
Total assets	$461,381,240	$3,579,860,409	$36,905,539

Liabilities
Payable upon return of loaned securities	16,226,387	16,925,925	36,749
Capital shares redeemed	213,155	2,910,227	9,062
Fees payable to Parnassus Investments	289,958	1,658,915	30,731
Accounts payable and accrued expenses	194,663	534,829	17,895
Total liabilities	$16,924,163	$22,029,896	$94,437

Net assets	$444,457,077	$3,557,830,513	$36,811,102

Net assets consist of

Undistributed net investment income	26,176	344,364	15,964
Unrealized appreciation on securities	68,956,651	504,641,251	5,164,498
Accumulated net realized gain (loss)	7,628,284	(54,867,031)	813,668
Capital paid-in	367,845,966	3,107,711,929	30,816,972
Total net assets	$444,457,077	$3,557,830,513	$36,811,102

Net asset value and offering per share
Net assets investor shares	$444,457,077	$3,150,407,973	$36,811,102
Net assets institutional shares	—	$407,422,540	—
Shares outstanding investor shares	10,978,130	119,744,650	2,016,939
Shares outstanding institutional shares	—	15,454,080	—

Net asset values and redemption price per share (Net asset value divided by shares outstanding)
Investor shares	$40.49	$26.31	$18.25
Institutional shares	—	$26.36	—

The accompanying notes are an integral part of these financial statements.	41

PARNASSUS FUNDS	Annual Report • 2010

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Assets

Investments in equities and bonds, at market value (cost $309,358,589, $118,075,114, $169,259,882)	$387,735,680	$138,387,020	$173,877,885
Investments in short-term securities (at cost which approximates market value)	68,611,802	4,979,319	5,746,923
Cash	1,015	82	89
Receivables:
Dividends and interest	41,000	64,225	1,329,077
Capital shares sold	4,284,446	192,404	66,765
Other assets	19,805	26,945	23,052
Total assets	$460,693,748	$143,649,995	$181,043,791

Liabilities

Payable upon return of loaned securities	14,855,669	—	473,280
Capital shares redeemed	96,922	27,053	265,834
Fees payable to Parnassus Investments	380,208	115,959	90,468
Accounts payable and accrued expenses	17,925	16,199	27,767
Total liabilities	$15,350,724	$159,211	$857,349

Net assets	$445,343,024	$143,490,784	$180,186,442

Net assets consist of

Undistributed net investment income	35,186	128,426	68,538
Unrealized appreciation on securities	78,377,091	20,311,906	4,618,003
Accumulated net realized gain (loss)	(203,130)	521,501	583,239
Capital paid-in	367,133,877	122,528,951	174,916,662
Total net assets	$445,343,024	$143,490,784	$180,186,442

Net asset value and offering per share
Net assets investor shares	$445,343,024	$143,490,784	$180,186,442
Net assets institutional shares	—	—	—
Shares outstanding investor shares	18,592,627	6,895,549	10,662,315
Shares outstanding institutional shares	—	—	—

Net asset values and redemption price per share (Net asset value divided by shares outstanding)
Investor shares	$23.95	$20.81	$16.90
Institutional shares	—	—	—

42	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

STATEMENT OF OPERATIONS

December 31, 2010

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Investment income

Dividends (net of foreign tax witholding of $1,324, $961,412, $1,522)	$5,423,380	$66,615,472	$821,367
Interest	21,431	200,804	206
Securities lending	21,043	—	8,670
Other income	—	—	—
Total investment income	$5,465,854	$66,816,276	$830,243

Expenses

Investment advisory fees	2,562,468	19,555,953	240,611
Transfer agent fees:
Investor shares	370,090	837,318	29,128
Institutional shares	—	8,343	—
Fund administration	222,923	1,689,980	15,948
Service provider fees	325,686	5,690,346	35,803
Reports to shareholders	126,010	612,446	11,374
Registration fees and expenses	49,133	158,001	37,329
Custody fees	22,488	109,309	3,897
Professional fees	100,820	200,851	25,703
Trustee fees and expenses	16,640	118,235	1,068
Proxy voting fees	5,201	5,201	5,201
Pricing service fees	3,566	5,303	3,322
Other expenses	13,472	78,743	3,405
Total expenses	$3,818,497	$29,070,029	$412,789
Fees waived by Parnassus Investments	—	—	(73,122)
Net expenses	$3,818,497	$29,070,029	$339,667
Net investment income	$1,647,357	$37,746,247	$490,576

Net realized and unrealized gain on investments
Net realized gain from securities transactions	19,219,271	91,923,881	3,122,398
Net change in unrealized appreciation of securities	39,426,194	150,761,420	1,604,084
Net realized and unrealized gain on securities	$58,645,465	$242,685,301	$4,726,482
Net increase in net assets resulting from operations	$60,292,822	$280,431,548	$5,217,058

The accompanying notes are an integral part of these financial statements.	43

PARNASSUS FUNDS	Annual Report • 2010

STATEMENT OF OPERATIONS

December 31, 2010

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Investment income

Dividends (net of foreign tax witholding of $4,632, $15,302, $0)	$4,415,621	$1,555,946	$26,480
Interest	4,725	819	5,484,896
Securities lending	49,882	461	343
Other income	245	—	—
Total investment income	$4,470,473	$1,557,226	$5,511,719

Expenses

Investment advisory fees	2,134,418	1,013,016	821,993
Transfer agent fees:
Investor shares	172,850	78,533	115,274
Institutional shares	—	—	—
Fund administration	128,468	67,849	92,662
Service provider fees	389,532	221,412	187,842
Reports to shareholders	53,494	32,424	42,079
Registration fees and expenses	40,308	29,956	54,772
Custody fees	14,973	8,946	8,099
Professional fees	40,481	33,489	32,147
Trustee fees and expenses	5,382	4,417	6,446
Proxy voting fees	5,201	5,201	—
Pricing service fees	3,322	3,322	2,453
Other expenses	5,511	4,355	7,817
Total expenses	$2,993,940	$1,502,920	$1,371,584
Fees waived by Parnassus Investments	(239,296)	(57,040)	(138,213)
Net expenses	$2,754,644	$1,445,880	$1,233,371
Net investment income	$1,715,829	$111,346	$4,278,348

Net realized and unrealized gain on investments
Net realized gain from securities transactions	9,954,404	8,131,360	5,172,860
Net change in unrealized appreciation of securities	69,299,921	6,213,040	325,195
Net realized and unrealized gain on securities	$79,254,325	$14,344,400	$5,498,055
Net increase in net assets resulting from operations	$80,970,154	$14,455,746	$9,776,403

44	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2010

	Parnassus Fund		Parnassus Equity Income Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Investment income (loss) from operations

Net investment income	$1,647,357	$783,351	$37,746,247	$29,674,328
Net realized gain (loss) from securities transactions	19,219,271	(6,019,098)	91,923,881	(93,175,611)
Net change in unrealized appreciation	39,426,194	106,136,592	150,761,420	572,692,104
Increase in net assets resulting from operations	$60,292,822	$100,900,845	$280,431,548	$509,190,821

Distributions

From net investment income:
Investor shares	(1,621,180)	(801,000)	(33,871,684)	(27,158,743)
Institutional shares	—	—	(3,890,635)	(2,632,132)
From realized capital gains:
Investor shares	—	—	—	—
Institutional shares	—	—	—	—
Distributions to shareholders	$(1,621,180)	$(801,000)	$(37,762,319)	$(29,790,875)

Capital share transactions

Investor shares:
Proceeds from sale of shares	108,558,919	130,749,677	1,219,844,958	1,145,591,539
Reinvestment of dividends	1,548,830	771,805	33,139,497	26,534,461
Shares repurchased	(75,498,210)	(54,356,287)	(685,833,625)	(649,436,787)
Institutional shares:
Proceeds from sale of shares	—	—	281,722,238	99,277,149
Reinvestment of dividends	—	—	3,235,103	2,253,927
Shares repurchased	—	—	(94,625,834)	(83,655,936)
Increase in net assetsfrom capital share transactions	34,609,539	77,165,195	757,482,337	540,564,353
Increase in net assets	$93,281,181	$177,265,040	$1,000,151,566	$1,019,964,299

Net Assets

Beginning of year	351,175,896	173,910,856	2,557,678,947	1,537,714,648
End of Year	$444,457,077	$351,175,896	$3,557,830,513	$2,557,678,947
Undistributed net investment income (loss)	$26,176	$—	$344,364	$360,436

Shares issued and redeemed

Investor shares:
Shares sold	2,955,182	4,472,562	49,635,760	55,859,627
Shares issued through dividend reinvestment	38,167	22,001	1,340,670	1,265,437
Shares repurchased	(2,099,485)	(1,781,078)	(27,929,800)	(33,024,100)
Institutional shares:
Shares sold	—	—	11,329,212	4,836,577
Shares issued through dividend reinvestment	—	—	128,733	108,794
Shares repurchased	—	—	(3,878,344)	(4,180,890)
Net increase in shares outstanding:
Investor shares	893,864	2,713,485	23,046,630	24,100,964
Institutional shares	—	—	7,579,601	764,481

The accompanying notes are an integral part of these financial statements.	45

PARNASSUS FUNDS	Annual Report • 2010

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2010

	Parnassus Mid-Cap Fund		Parnassus Small-Cap Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Investment income (loss) from operations

Net investment income	$490,576	$102,974	$1,715,829	$520,274
Net realized gain from securities transactions	3,122,398	33,041	9,954,404	581,429
Net change in unrealized appreciation	1,604,084	4,662,447	69,299,921	19,436,881
Increase in net assets resulting from operations	$5,217,058	$4,798,462	$80,970,154	$20,538,584

Distributions

From net investment income:
Investor shares	(480,784)	(100,010)	(8,409,293)	(500,932)
Institutional shares	—	—	—	—
From realized capital gains:
Investor shares	(1,426,771)	—	(2,740,344)	—
Institutional shares	—	—	—	—
Distributions to shareholders	$(1,907,555)	$(100,010)	$(11,149,637)	$(500,932)

Capital share transactions

Investor shares:
Proceeds from sale of shares	13,716,267	13,904,599	317,694,405	96,769,553
Reinvestment of dividends	1,831,250	93,614	10,453,640	476,204
Shares repurchased	(4,850,207)	(2,564,812)	(67,793,100)	(28,920,613)
Institutional shares:
Proceeds from sale of shares	—	—	—	—
Reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Increase in net assets: from capital share transactions	10,697,310	11,433,401	260,354,945	68,325,144
Increase in net assets	$14,006,813	$16,131,853	$330,175,462	$88,362,796

Net Assets

Beginning of year	22,804,289	6,672,436	115,167,562	26,804,766
End of Year	$36,811,102	$22,804,289	$445,343,024	$115,167,562
Undistributed net investment income (loss)	$15,964	$6,172	$35,186	$19,342

Shares issued and redeemed
Investor shares:
Shares sold	801,243	1,034,864	15,126,404	6,188,538
Shares issued through dividend reinvestment	103,987	5,694	445,118	26,281
Shares repurchased	(289,219)	(195,879)	(3,406,806)	(1,909,788)
Institutional shares:
Shares sold	—	—	—	—
Shares issued through dividend reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase in shares outstanding:
Investor shares	616,011	844,679	12,164,716	4,305,031
Institutional shares	—	—	—	—

46	The accompanying notes are an integral part of these financial statements.

Annual Report • 2010	PARNASSUS FUNDS

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2010

	Parnassus Workplace Fund		Parnassus Fixed-Income Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Investment income (loss) from operations

Net investment income	$111,346	$66,478	$4,278,348	$3,637,238
Net realized gain from securities transactions	8,131,360	1,619,133	5,172,860	1,822,543
Net change in unrealized appreciation	6,213,040	16,134,618	325,195	3,186,893

Increase in net assets resulting from operations	$14,455,746	$17,820,229	$9,776,403	$8,646,674

Distributions

From net investment income:
Investor shares	(3,409,715)	(81,582)	(5,798,487)	(3,605,838)
Institutional shares	—	—	—	—
From realized capital gains:
Investor shares	(4,022,229)	(1,644,173)	(3,634,397)	(1,225,726)
Institutional shares	—	—	—	—
Distributions to shareholders	$(7,431,944)	$(1,725,755)	$(9,432,884)	$(4,831,564)

Capital share transactions

Investor shares:
Proceeds from sale of shares	100,942,506	82,800,029	70,767,524	59,903,976
Reinvestment of dividends	7,163,399	1,674,027	8,686,082	4,347,218
Shares repurchased	(66,938,672)	(13,220,176)	(37,534,327)	(30,212,203)
Institutional shares:
Proceeds from sale of shares	—	—	—	—
Reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Increase in net assets:
from capital share transactions	41,167,233	71,253,880	41,919,279	34,038,991

Increase in net assets	$48,191,035	$87,348,354	$42,262,798	$37,854,101

Net Assets

Beginning of year	95,299,749	7,951,395	137,923,644	100,069,543

End of Year	$143,490,784	$95,299,749	$180,186,442	$137,923,644
Undistributed net investment income	$128,426	$—	$68,538	$36,636

Shares issued and redeemed

Investor shares:
Shares sold	5,086,731	4,952,279	4,082,147	3,623,605
Shares issued through dividend reinvestment	344,546	85,552	502,957	261,061
Shares repurchased	(3,434,454)	(789,968)	(2,160,410)	(1,828,882)
Institutional shares:
Shares sold	—	—	—	—
Shares issued through dividend reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase in shares outstanding:
Investor shares	1,996,823	4,247,863	2,424,694	2,055,784
Institutional shares	—	—	—	—

The accompanying notes are an integral part of these financial statements.	47

PARNASSUS FUNDS	Annual Report • 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund which commenced operations on December 27, 1984 and the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, the Funds seek long-term capital appreciation. The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund also seek current income.

Short-Term Securities

Short-term securities represent investments of excess cash in highly liquid types of investments. Short-term securities consist of Time Deposits, Community Development Loans and Money Market Funds.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Short-term investments in U.S. government agency discount notes are valued at amortized cost, which approximates market value. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.5% to 3% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow accounting standards codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfer in and out of Levels 1 and 2. It also clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value.

48

Annual Report • 2010	PARNASSUS FUNDS

Notes to Financial Statements (Continued)

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2006 or state taxing authorities before 2005.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses, and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Securities Lending

The Parnassus Funds have the ability to lend securities to approved financial institutions to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. Please note that while certain investments of the Funds may be bank deposits and may be subject to FDIC insurance, the Funds themselves are not bank deposits and are not covered by FDIC insurance.

49

PARNASSUS FUNDS	Annual Report • 2010

Notes to Financial Statements (Continued)

The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund holds debt instruments issued by Microvest I, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. Microvest I, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock, no par value.

Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

50

Annual Report • 2010	PARNASSUS FUNDS

Notes to Financial Statements (Continued)

2. Fair Value Measurements

The following table summarizes the portfolio’s financial assets as of December 31, 2010, that is valued at fair value on a recurring basis:

Parnassus Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$86,796,000	$—	$—	$86,796,000
Energy	23,084,500	—	—	23,084,500
Financials	42,794,940	—	—	42,794,940
Health Care	45,771,100	—	—	45,771,100
Industrials	14,700,500	—	—	14,700,500
Information Technology	227,371,750	—	—	227,371,750
Short-Term Investments	18,891,279	—	1,378,667	20,269,946

Total	$459,410,069	$—	$1,378,667	$460,788,736

Parnassus Equity Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$68,665,721	$—	$—	$68,665,721
Consumer Staples	332,286,169	—	—	332,286,169
Energy	92,875,000	—	—	92,875,000
Financials	515,748,542	—	—	515,748,542
Health Care	499,006,750	—	—	499,006,750
Industrials	409,931,900	—	—	409,931,900
Information Technology	1,017,994,369	—	—	1,017,994,369
Materials	47,735,000	—	—	47,735,000
Utilities	427,369,658	—	—	427,369,658
Short-Term Investments	152,845,223	—	5,179,362	158,024,585

Total	$3,564,458,332	$—	$5,179,362	$3,569,637,694

51

PARNASSUS FUNDS	Annual Report • 2010

Notes to Financial Statements (Continued)

Parnassus Mid-Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$762,840	$—	$—	$762,840
Consumer Staples	2,540,190	—	—	2,540,190
Energy	2,653,385	—	—	2,653,385
Financials	5,212,810	—	—	5,212,810
Health Care	7,006,074	—	—	7,006,074
Industrials	7,429,000	—	—	7,429,000
Information Technology	6,281,523	—	—	6,281,523
Materials	882,350	—	—	882,350
Utilities	2,905,300	—	—	2,905,300
Short-Term Investments	1,150,427	—	—	1,150,427

Total	$36,823,899	$—	$—	$36,823,899

Parnassus Small-Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$62,324,450	$—	$—	$62,324,450
Consumer Staples	2,550,600	—	—	2,550,600
Energy	35,030,800	—	—	35,030,800
Financials	24,042,850	—	—	24,042,850
Health Care	82,702,750	—	—	82,702,750
Industrials	22,177,100	—	—	22,177,100
Information Technology	153,185,330	—	—	153,185,330
Materials	3,570,800	—	—	3,570,800
Utilities	2,151,000	—	—	2,151,000
Short-Term Investments	68,611,802	—	—	68,611,802

Total	$456,347,482	$—	$—	$456,347,482

Parnassus Workplace Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$7,359,350	$—	$—	$7,359,350
Consumer Staples	3,896,000	—	—	3,896,000
Energy	4,318,050	—	—	4,318,050
Financials	8,054,870	—	—	8,054,870
Health Care	14,308,430	—	—	14,308,430
Industrials	6,863,300	—	—	6,863,300
Information Technology	89,330,320	—	—	89,330,320
Utilities	4,256,700	—	—	4,256,700
Short-Term Investments	4,979,319	—	—	4,979,319

Total	$143,366,339	$—	$—	$143,366,339

52

Annual Report • 2010	PARNASSUS FUNDS

Notes to Financial Statements (Continued)

Parnassus Fixed-Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$9,375,000	$—	$9,375,000
Corporate Bonds	—	56,064,764	—	56,064,764
U.S. Government Treasury	—	108,438,121	—	108,438,121
Bonds
Short-Term Investments	4,749,226	—	997,697	5,746,923

Total	$4,749,226	$173,877,885	$997,697	$179,624,808

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions as of December 31, 2010:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Fixed-Income Fund
	Certificates of Deposit Community Loans	Certificates of Deposit Community Loans	Community Loans
Balance as of December 31, 2009	$1,378,738	$5,179,461	$99,770
Discounts/premiums amortization	(71)	(99)	(2,073)
Purchases	—	—	900,000
Sales	—	—	—

Balance as of December 31, 2010	$1,378,667	$5,179,362	$997,697

There were no significant transfers between Level 1 and Level 2. Additionally, there were no significant transfers in and/or out of Level 3.

3. Tax Matters and Distributions

The tax character of distributions paid during the years ended December 31, 2010 and 2009, were as follows:

	Parnassus Fund		Parnassus Equity Income Fund		Parnassus Mid-Cap Fund
Distributions paid from:	2010	2009	2010	2009	2010	2009
Ordinary Income	$1,621,180	$783,351	$37,762,319	$29,790,876	$480,784	$100,010
Long-term capital gains	—	—	—	—	1,426,771	—
Total distributions	$1,621,180	$783,351	$37,762,319	$29,790,876	$1,907,555	$100,010

	Parnassus Small-Cap Fund		Parnassus Workplace Fund		Parnassus Fixed-Income Fund
Distributions paid from:	2010	2009	2010	2009	2010	2009
Ordinary Income	$8,415,153	$500,932	$3,409,715	$1,587,257	$5,798,487	$4,765,078
Long-term capital gains	2,734,484	—	4,022,229	137,236	3,634,397	66,486
Total distributions	$11,149,637	$500,932	$7,431,944	$1,724,493	$9,432,884	$4,831,564

53

PARNASSUS FUNDS	Annual Report • 2010

Notes to Financial Statements (Continued)

At December 31, 2010, the cost of investments in long-term securities, net unrealized appreciation/depreciation, distributable earnings and undistributed earnings for income tax purposes were as follows:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Cost of investment	$372,339,403	$2,913,269,489	$30,569,939	$309,428,579	$118,141,848	$169,259,882
Unrealized appreciation	74,416,721	513,134,722	5,277,657	78,916,883	20,829,720	5,339,496
Unrealized depreciation	5,460,070	8,493,471	113,159	539,792	517,814	721,493
Net unrealized appreciation	$68,956,651	$504,641,251	$5,164,498	$78,377,091	$20,311,906	$4,618,003
Distributable earnings - ordinary income	$1,647,356	$37,746,246	$490,579	$8,430,996	$3,538,141	$5,830,389
Distributable earnings – long-term capital gains	$—	$—	$2,301,403	$2,734,484	$4,610,464	$3,620,819
Undistributed earnings - ordinary income	$26,176	$344,364	$15,964	$35,186	$128,426	$68,538
Undistributed earnings – long-term capital gains	$—	$—	$874,632	$—	$588,235	$583,240

At December 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

Fund	Expiration Year	Capital Loss Carryforwards
Parnassus Equity Income Fund	2016	$48,569,400

54

Annual Report • 2010	PARNASSUS FUNDS

Notes to Financial Statements (Continued)

Post October capital losses as of December 31, 2010, which are deferred until 2011 for tax purposes:

Fund	Deferred Post-October Capital Loss
Parnassus Small-Cap Fund	$133,140

Net investment income and net ordinary income is the same for all Funds for financial statement and tax purposes during the year ended December 31, 2010. Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2010. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Increase in Undistributed Net Investment Income	Decrease in Undistributed Net Realized Gain/Loss	Capital Paid-In
Parnassus Small-Cap Fund	$6,709,306	$(6,709,306)	$—
Parnassus Workplace Fund	3,426,791	(3,426,791)	—
Parnassus Fixed-Income Fund	1,552,042	(1,552,042)	—

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

55

PARNASSUS FUNDS	Annual Report • 2010

Notes to Financial Statements (Continued)

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Fund	Purchases	Sales
Parnassus Fund	$238,094,617	$200,498,497
Parnassus Equity Income Fund	2,216,340,096	1,534,737,849
Parnassus Mid-Cap Fund	23,713,822	14,663,372
Parnassus Small-Cap Fund	272,477,358	76,418,848
Parnassus Workplace Fund	97,403,490	62,771,508
Parnassus Fixed-Income Fund	113,835,249	74,950,933

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the remaining balance. Parnassus Mid-Cap Fund and Parnassus Workplace Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For the year ended December 31, 2010, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 1.20% of net assets for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund.

Parnassus Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Parnassus Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2010, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares, 0.78% of net assets for the Parnassus Equity Income Fund –Institutional Shares, and 0.75% of net assets for the Parnassus Fixed-Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Equity Income Fund and Parnassus Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.06% of average net assets under this new agreement for the year ended December 31, 2010.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Equity Income Fund – Institutional Shares does not incur service provider fees.

56

Annual Report • 2010	PARNASSUS FUNDS

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Parnassus Fund

	2010		2009		2008		2007		2006
Net asset value at beginning of year	$34.82		$23.59		$36.66		$36.23		$31.68
Income (loss) from operations(c):
Net investment income (loss)	0.15		0.09		0.17		—		(0.04)
Net realized and unrealized gain (loss) on securities	5.67		11.22		(12.76)		2.03		4.59
Total from investment operations	5.82		11.31		(12.59)		2.03		4.55
Distributions:
Dividends from net investment income	(0.15)		(0.08)		(0.17)		(0.01)		—
Distributions from net realized gains on securities	—		—		(0.31)		(1.59)		—
Total distributions	(0.15)		(0.08)		(0.48)		(1.60)		—
Net asset value at end of year	$40.49		$34.82		$23.59		$36.66		$36.23
Total overall return	16.71%		47.94%		(34.12%)		5.43%		14.36%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.97%		1.00%		1.01%		1.00%		1.01%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.97	%(e)	0.99	%(e)	0.99	%(e)	0.99	%(e)	0.99	%(e)
Ratio of net investment income (loss) to average net assets	0.42%		0.31%		0.51%		(0.01%)		(0.13%)
Portfolio turnover rate	51.77%		53.24%		98.38%		88.67%		141.98%
Net assets, end of year (000s)	$444,457		$351,176		$173,911		$280,008		$337,646

57

PARNASSUS FUNDS	Annual Report • 2010

Financial Highlights (Continued)

Parnassus Equity Income Fund – Investor Shares

	2010		2009		2008		2007		2006
Net asset value at beginning of year	$24.45		$19.29		$25.31		$24.83		$24.02
Income (loss) from operations(c):
Net investment income	0.30		0.33		0.27		0.20		0.30
Net realized and unrealized gain (loss) on securities	1.85		5.15		(6.05)		3.28		3.23
Total from investment operations	2.15		5.48		(5.78)		3.48		3.53
Distributions:
Dividends from net investment income	(0.29)		(0.32)		(0.24)		(1.18)		(1.38)
Distributions from net realized gains on securities	—		—		—		(1.82)		(1.34)
Total distributions	(0.29)		(0.32)		(0.24)		(3.00)		(2.72)
Net asset value at end of year	$26.31		$24.45		$19.29		$25.31		$24.83
Total overall return	8.89%		28.73%		(22.95%)		14.13%		14.70%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.99%		0.99%		0.99%		1.03%		1.06%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.99	%(e)	0.99	%(e)	0.99	%(e)	0.99	%(e)	0.99	%(e)
Ratio of net investment income to average net assets	1.23%		1.63%		1.21%		0.73%		1.17%
Portfolio turnover rate	54.30%		60.16%		70.20%		91.42%		116.75%
Net assets, end of year (000s)	$3,150,408		$2,364,691		$1,400,214		$867,577		$808,104

Parnassus Equity Income Fund – Institutional Shares

	2010		2009		2008		2007		2006 (d)
Net asset value at beginning of period	$24.51		$19.34		$25.35		$24.86		$25.59
Income (loss) from operations(c):
Net investment income	0.38		0.31		0.32		0.25		0.19
Net realized and unrealized gain (loss) on securities	1.82		5.22		(6.05)		3.28		1.73
Total from investment operations	2.20		5.53		(5.73)		3.53		1.92
Distributions:
Dividends from net investment income	(0.35)		(0.36)		(0.28)		(1.22)		(1.31)
Distributions from net realized gains on securities	—		—		—		(1.82)		(1.34)
Total distributions	(0.35)		(0.36)		(0.28)		(3.04)		(2.65)
Net asset value at end of year	$26.36		$24.51		$19.34		$25.35		$24.86
Total overall return	9.07%		28.97%		(22.73%)		14.35%		7.46	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.75%		0.77%		0.79%		0.82%		0.85	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.75	%(e)	0.77	%(e)	0.78	%(e)	0.78	%(e)	0.78	%(e)
Ratio of net investment income to average net assets	1.54%		1.51%		1.44%		0.95%		1.10	%(b)
Portfolio turnover rate	54.30%		60.16%		70.20%		91.42%		116.75%
Net assets, end of year (000s)	$407,423		$192,987		$137,501		$45,197		$46,471

58

Annual Report • 2010	PARNASSUS FUNDS

Financial Highlights (Continued)

Parnassus Mid-Cap Fund

	2010		2009		2008		2007		2006
Net asset value at beginning of year	$16.28		$12.00		$17.39		$17.36		$15.30
Income (loss) from operations(c):
Net investment income (loss)	0.30		0.11		0.06		(0.08)		(0.06)
Net realized and unrealized gain (loss) on securities	2.70		4.24		(5.21)		0.40		2.47
Total from investment operations	3.00		4.35		(5.15)		0.32		2.41
Distributions:
Dividends from net investment income	(0.24)		(0.07)		(0.03)		(0.12)		(0.29)
Distributions from net realized gains on securities	(0.79)		—		(0.21)		(0.17)		(0.07)
Total distributions	(1.03)		(0.07)		(0.24)		(0.29)		(0.36)
Net asset value at end of year	$18.25		$16.28		$12.00		$17.39		$17.36
Total overall return	18.70%		36.26%		(29.38%)		1.81%		15.78%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.46%		1.73%		2.25%		2.04%		5.29%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(e)	1.20	%(e)	1.20	%(e)	1.40	%(e)	1.40	%(e)
Ratio of net investment income (loss) to average net assets	1.73%		0.78%		0.40%		(0.42%)		(0.35%)
Portfolio turnover rate	53.22%		40.11%		132.74%		76.85%		122.04%
Net assets, end of year (000s)	$36,811		$22,804		$6,672		$6,524		$2,409

Parnassus Small-Cap Fund

	2010		2009		2008		2007		2006
Net asset value at beginning of year	$17.92		$12.63		$16.91		$17.94		$15.76
Income (loss) from operations(c):
Net investment income (loss)	0.15		0.13		0.08		(0.13)		(0.10)
Net realized and unrealized gain (loss) on securities	6.53		5.24		(4.32)		(0.56)		3.07
Total from investment operations	6.68		5.37		(4.24)		(0.69)		2.97
Distributions:
Dividends from net investment income	(0.47)		(0.08)		(0.04)		(0.04)		(0.74)
Distributions from net realized gains on securities	(0.18)		—		—		(0.30)		(0.05)
Total distributions	(0.65)		(0.08)		(0.04)		(0.34)		(0.79)
Net asset value at end of year	$23.95		$17.92		$12.63		$16.91		$17.94
Total overall return	37.37%		42.50%		(25.08%)		(3.92%)		18.78%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.30%		1.47%		1.86%		2.06%		3.03%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(e)	1.20	%(e)	1.20	%(e)	1.40	%(e)	1.40	%(e)
Ratio of net investment income (loss) to average net assets	0.75%		0.81%		0.51%		(0.72%)		(0.56%)
Portfolio turnover rate	35.33%		46.00%		100.41%		100.30%		125.00%
Net assets, end of year (000s)	$445,343		$115,168		$26,805		$7,997		$5,269

59

PARNASSUS FUNDS	Annual Report • 2010

Financial Highlights (Continued)

Parnassus Workplace Fund

	2010		2009		2008		2007		2006
Net asset value at beginning of year	$19.45		$12.22		$17.60		$17.05		$15.49
Income (loss) from operations(c):
Net investment income	0.02		0.03		0.05		0.03		0.02
Net realized and unrealized gain (loss) on securities	2.48		7.56		(5.33)		0.94		2.28
Total from investment operations	2.50		7.59		(5.28)		0.97		2.30
Distributions:
Dividends from net investment income	(0.50)		(0.33)		-		(0.17)		(0.61)
Distributions from net realized gains on securities	(0.64)		(0.03)		(0.10)		(0.25)		(0.13)
Total distributions	(1.14)		(0.36)		(0.10)		(0.42)		(0.74)
Net asset value at end of year	$20.81		$19.45		$12.22		$17.60		$17.05
Total overall return	12.96%		62.13%		(29.94%)		5.64%		14.84%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.25%		1.36%		2.32%		2.64%		4.04%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(e)	1.20	%(e)	1.20	%(e)	1.20	%(e)	1.20	%(e)
Ratio of net investment income to average net assets	0.09%		0.16%		0.30%		0.16%		0.12%
Portfolio turnover rate	53.85%		32.73%		72.58%		56.18%		96.93%
Net assets, end of year (000s)	$143,491		$95,300		$7,951		$4,293		$2,362

Parnassus Fixed-Income Fund

	2010		2009		2008		2007		2006
Net asset value at beginning of year	$16.74		$16.19		$16.29		$16.11		$15.79
Income (loss) from operations(c):
Net investment income	0.45		0.51		0.47		0.67		0.67
Net realized and unrealized gain on securities	0.65		0.69		0.01		0.25		0.49
Total from investment operations	1.10		1.20		0.48		0.92		1.16
Distributions:
Dividends from net investment income	(0.59)		(0.64)		(0.57)		(0.69)		(0.74)
Distributions from net realized gains on securities	(0.35)		(0.01)		(0.01)		(0.05)		(0.10)
Total distributions	(0.94)		(0.65)		(0.58)		(0.74)		(0.84)
Net asset value at end of year	$16.90		$16.74		$16.19		$16.29		$16.11
Total overall return	6.61%		7.48%		2.98%		5.81%		7.45%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.83%		0.87%		0.88%		0.87%		0.92%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)
Ratio of net investment income to average net assets	2.60%		3.07%		2.90%		4.13%		4.13%
Portfolio turnover rate	56.06%		46.24%		44.87%		32.48%		41.27%
Net assets, end of year (000s)	$180,186		$137,924		$100,070		$80,862		$62,520

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Income (loss) from operations per share is based on average daily shares outstanding.
(d)	The Parnassus Equity Income Fund – Institutional Shares commenced operations on April 28, 2006, and the period shown is from April 28, 2006 through December 31, 2006.
(e)	Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund – Investor Shares, 0.78% for the Parnassus Equity Income Fund – Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund and 0.75% for the Parnassus Fixed-Income Fund. Parnassus Investments has also voluntarily limited additional expenses for the Parnassus Fixed-Income Fund. (See note 5 for details).

60

Annual Report • 2010	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited)

Board of Trustees and Officers

	Independent Trustees§			Interested Trustee†
Name	Herbert A. Houston	Jeanie S. Joe	Donald V. Potter	Jerome L. Dodson

Age	67	63	65	67

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee	Trustee	Trustee	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1998 for Parnassus Funds.	Indefinite. Since October 2004.	Indefinite. Since 2002.	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	Healthcare consultant and owner of several small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. from 1987 to 1998.	President of Geo/ Resource Consultants, a geotechnical and environmental consulting firm, since 1995.	President and owner of Windermere Associates, a consulting firm specializing in business strategy, since 1984.	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984.

Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six

Other Directorships Held by Trustee	None	None	None	None

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the funds as defined in the Investment Company Act of 1940.

†	An “interested” trustee is a trustee who is deemed to be an “interested person” of the funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the funds because of his ownership in the funds’ investment adviser and because he is an officer of the Trusts.

Additional information about the fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov), or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

61

PARNASSUS FUNDS	Annual Report • 2010

ADDITIONAL INFORMATION (unaudited) Continued

Board of Trustees and Officers (Continued)

Officers
Name	Todd C. Ahlsten	Marc C. Mahon	Richard D. Silberman	John V. Skidmore II

Age	38	33	72	45

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Treasurer	Secretary	Chief Compliance Officer and Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2007.	Indefinite. Since 1986.	Indefinite. Since 2008.

Principal Occupation(s) During Past 5 Years	Vice President of the Parnassus Funds and Parnassus Income Funds since 2001. Chief Investment Officer of Parnassus Investments since 2007. Director of Research at Parnassus Investments from 1995 to 2007. Portfolio Manager of Parnassus Equity Income Fund since 2001.	Chief Financial Officer of Parnassus Investments since December 2007. Treasurer of Parnassus Funds and Parnassus Income Funds since March 2007. Accounting Manager of Parnassus Funds and Parnassus Income Funds July 2004 to March 2007.	Retired business lawyer.	Chief Compliance Officer of Parnassus Investments since February 2008. Deputy Chief Compliance Officer of AssetMark Investment Services from 2005-2007.

62

Annual Report • 2010	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) Continued

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2010, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

	QDI	DRD
Parnassus Fund	100.00%	100.00%
Parnassus Equity Income Fund	100.00%	100.00%
Parnassus Mid-Cap Fund	85.89%	86.94%
Parnassus Small-Cap Fund	33.54%	33.76%
Parnassus Workplace Fund	42.88%	42.90%
Parnassus Fixed-Income Fund	1.08%	1.08%

63

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser	Independent Registered Public Accounting Firm
Parnassus Investments	Deloitte and Touche, LLP
1 Market Street, Suite 1600	50 Fremont Street
San Francisco, CA 94105	San Francisco, CA 94105

Legal Counsel	Distributor
Foley and Lardner LLP	Parnassus Funds Distributor
777 E. Wisconsin Ave.	1 Market Street, Suite 1600
Milwaukee, WI 53202	San Francisco, CA 94105

Printed on recycled paper with soy-based ink.

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2010. During the fiscal year ending December 31, 2010 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds determined that Donald Potter, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Potter’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Windermere Associates. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Groups and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2009 and 2010 were $73,996 and $111,085 respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2009 and 2010 were $8,000 and $8,200 respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2009 and 2010 were $14,400 and, $29,167 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows:

The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Fund, affiliated funds, and other service affiliates.

Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $14,400 and $29,167 for the fiscal years ended December 31, 2009 and 2010, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Funds

Date: February 11, 2011	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 11, 2011	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: February 11, 2011	By:	/s/ Marc C. Mahon
Marc C. Mahon Treasurer